SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


(X)  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
( )  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                               ROSE'S STORES, INC.
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                               ROSE'S STORES, INC.

                            218 SOUTH GARNETT STREET
                         HENDERSON, NORTH CAROLINA 27536



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

         The annual meeting of stockholders of Rose's Stores, Inc. (the "Corporation") will be held at the offices of Proskauer Rose Goetz & Mendelsohn LLP, 1585 Broadway, 25th Floor, New York, New York 10036 on Thursday, June 26, 1997 at 9:00 a.m. (local time) for the following purposes:

         1.       to elect two directors;

         2. to amend the Corporation's Certificate of Incorporation to restrict certain transfers of the Corporation's securities in order to help assure that the Corporation's substantial tax benefits (in the form of net operating loss carryforwards) will continue to be available to offset future taxable income;

         3.       to approve the Corporation's  Long Term Stock Incentive Plan;

         4. to consider and act upon a proposal to confirm the appointment of KPMG Peat Marwick LLP as the independent certified public accountants of the Corporation; and

         5. to transact such other business as may come before the meeting or any adjournment or adjournments thereof.

         The Board of Directors has fixed the close of business on May 14, 1997 as the record date for determining stockholders entitled to notice of and to vote at the meeting.

         A proxy and return envelope are enclosed for your convenience.

                                           By order of the Board of Directors,
                                           G. TEMPLETON BLACKBURN, II
                                           Secretary

May 23, 1997

                             YOUR VOTE IS IMPORTANT

                 PLEASE MARK, SIGN, AND DATE THE ENCLOSED PROXY
                   CARD AND RETURN IT PROMPTLY IN THE ENCLOSED
                        SELF-ADDRESSED, STAMPED ENVELOPE

                               ROSE'S STORES, INC.

                            218 SOUTH GARNETT STREET
                         HENDERSON, NORTH CAROLINA 27536

         This Proxy Statement is furnished to the stockholders of Rose's Stores, Inc., a Delaware corporation (the "Corporation"), in connection with the solicitation of proxies by the Board of Directors for use at the annual meeting of stockholders of the Corporation to be held on June 26, 1997 and any adjournment or adjournments thereof. A copy of the notice of meeting accompanies this Proxy Statement. It is anticipated that the mailing of this Proxy Statement will commence on or about May 23, 1997.

         Only holders of securities entitled to vote at this meeting at the close of business on May 14, 1997, the record date for the meeting, will be entitled to notice of and to vote at the meeting. On the record date the Corporation had issued and outstanding 8,571,964 shares of common stock, no par value (the "Common Stock"), which are the only securities of the Corporation entitled to vote at the meeting, each share being entitled to one vote.

         Stockholders who execute proxies may revoke them by giving written notice to the Secretary of the Corporation at any time before such proxies are voted. Attendance at the meeting will not have the effect of revoking a proxy unless the stockholder so attending, in writing, so notifies the Secretary of the meeting at any time prior to the voting of the proxy.

         The Board of Directors does not know of any matter that is expected to be presented for consideration at the meeting, other than the election of directors, the amendment of the Corporation's Certificate of Incorporation to restrict certain transfers of stock, the approval of the Corporation's Long Term Stock Incentive Plan and the confirmation of the appointment of the independent certified public accountants of the Corporation for the current year. However, if other matters properly come before the meeting, the persons named in the accompanying proxy intend to vote thereon in accordance with their judgment.

         The Corporation will bear the cost of the meeting and the cost of soliciting proxies, including the cost of mailing the proxy material. In addition to solicitation by mail, directors, officers and regular employees of the Corporation (who will not be specifically compensated for such services) may solicit proxies by telephone or otherwise. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxies and proxy material to their principals, and the Corporation will reimburse them for their expenses.

         All proxies received pursuant to this solicitation will be voted except as to matters where authority to vote is specifically withheld and, where a choice is specified as to the proposal, they will be voted in accordance with such specification. If no instructions are given, the persons named in the proxy solicited by the Board of Directors of the Corporation intend to vote for the nominees for election as directors of the Corporation listed herein, for the amendment of the Corporation's Certificate of Incorporation to restrict certain transfers of stock, for the approval of the Corporation's Long Term Stock Incentive Plan and for the confirmation of the appointment of KPMG Peat Marwick LLP as the independent certified public accountants of the

Corporation for the current year. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock will constitute a quorum at the meeting. Shares represented by proxies that withhold authority to vote for a nominee for director or indicate an abstention or a "broker non-vote" (i.e., shares represented at the meeting held by brokers or stockholder nominees as to which (i) instructions have not been received from the beneficial owners thereof or persons entitled to vote such shares and (ii) the broker or nominee does not have the discretionary voting power on a particular matter with respect to such shares) will count as shares present and entitled to vote for purposes of determining the presence of a quorum. Abstentions and broker non-votes are not counted as votes cast on any matter to which they relate.



PRINCIPAL STOCKHOLDERS

         The only person known by the Corporation to be the beneficial owner of more than five percent of the outstanding shares of Common Stock as of May 14, 1997, is indicated below:



                                      AMOUNT AND
                                      NATURE OF
                                      BENEFICIAL
NAME AND ADDRESS                      OWNERSHIP            PERCENT OF CLASS

Ryback Management Corporation         892,105 shares           10.40%
  7711 Carondelet Avenue
  Box 16900
  St. Louis, Missouri 63105


         None of the shares is known by the Corporation to be shares with respect to which the beneficial owner has the right to acquire beneficial ownership. The Corporation believes the beneficial owner listed above has sole voting and investment power with respect to the shares shown as being beneficially owned by it.

BENEFICIAL OWNERSHIP OF DIRECTORS AND MANAGEMENT

         Set forth below is certain information concerning the beneficial ownership of Common Stock as of May 14, 1997 by (a) the Corporation's directors,
(b) the executive officers named in the Summary Compensation Table below and (c) all directors and executive officers as a group.

                                           Amount and
  Name of                                  Nature of
  Beneficial                               Beneficial
  Owner                                    Ownership  (1)       Percent of Class

  R. Edward Anderson                        113,117                   1.3
  Jack L. Howard                             55,300                    *
  Warren G. Lichtenstein                     42,000                    *
  Joseph L. Mullen                                0                    -
  J. David Rosenberg                         92,354                   1.1
  Harold Smith                                    0                    -
  N. Hunter Wyche, Jr.                            0                    -
  Howard Parge                               25,166                    *
  Jeanette Peters                            30,531                    *
  G. Templeton Blackburn, II                  9,335                    *
  David W. Howard                             1,000                    *

  All directors and executive               388,280                   4.5
   officers as a group
   (15 persons)


   *       Less than 1% of the outstanding Common Stock

  (1) Includes shares subject to warrants and options that are exercisable within 60 days as follows: Mr. Anderson - 45,833 shares; Mr. Parge - 16,667 shares; Ms. Peters - 16,667 shares; Mr. Blackburn - 8,333 shares; and all directors and executive officers as a group - 105,833 shares.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Under the Securities Exchange Act of 1934 (the "Exchange Act"), the Corporation's directors, executive officers and any persons holding more than 10% of any class of the Corporation's equity securities registered pursuant to
Section 12 of the Exchange Act are required to report their ownership of such equity securities and any changes in that ownership, on a timely basis to the Securities and Exchange Commission. The Corporation believes that all such reports required to be filed during the fiscal year ended January 24, 1997 ("Fiscal 1996") were filed on a timely basis. The Corporation's belief is based solely on its review of Forms 3, 4 and 5 and amendments thereto furnished to the Corporation during, and with respect to, Fiscal 1996 by persons known to be subject to Section 16 of the Exchange Act.

BOARD COMMITTEES AND MEMBERSHIP

         The Board of Directors held 22 meetings during Fiscal 1996. During Fiscal 1996, all directors attended more than 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings of all committees of the Board of Directors on which such director served.

         The members of the Audit Committee of the Board of Directors are Messrs. Rosenberg (Chairman), Mullen and Smith. The Audit Committee held six meetings during Fiscal 1996. Duties of the Audit Committee include: recommending independent certified public accountants; reviewing the scope of the audit examinations, including fees and staffing; reviewing the independence of the auditors; reviewing findings and recommendations of the auditors and management's response; and reviewing the internal audit and control functions.

         The members of the Compensation Committee of the Board of Directors are Messrs. Wyche (Chairman), Howard, Rosenberg and Smith. The Compensation Committee held two meetings during Fiscal 1996. Duties of the Compensation Committee include: reviewing management compensation programs; reviewing and approving compensation changes for senior executive officers; and administering management stock option and incentive plans.

         The Corporation does not have a nominating committee or an executive committee.

DIRECTOR COMPENSATION

         Directors who are officers of the Corporation receive no additional compensation for service on the Board of Directors or committees thereof. Directors who are not officers of the Corporation are paid an annual retainer fee of $24,000 per year (the "Retainer Fee"), plus a meeting fee (a "Meeting Fee") for each meeting (i) of the Board of Directors (in the amount of $1,500 per meeting for attendance in person or $750 for attendance by telephone), (ii) of a committee of the Board of Directors that does not meet on the same day as a meeting of the Board of Directors (in the amount of $1,500 per meeting), and
(iii) of a committee of the Board of Directors that meets on the same day as the Board of Directors (in the amount of $500 per meeting). Committee members are reimbursed for their actual travel and other expenses.

         Subject to the approval of the stockholders of the Corporation of the 1997 Long-Term Incentive Stock Plan at this annual meeting ("Stockholder Approval"), for the 1997 Fiscal Year (i) the Retainer Fee and Meeting Fees may be paid, at the election of each director once in each fiscal year in the form of cash, grants ("Stock Awards") of shares of the Corporation's common stock, no par value ("Common Stock"), and options to purchase Common Stock ("Options"), provided that a director electing to receive Stock Awards or Options must elect to receive his Retainer Fee in such forms and may elect to receive his Meeting Fees in such forms; (ii) compensation to be paid in the form of Options will be valued using the Black-Scholes option pricing model and such assumptions as the Corporation, in its sole discretion, deems reasonable; (iii) the exercise price of the Options will be, and Stock Awards will be valued using, the closing price of the Common Stock on the date of grant or issuance or deemed date of grant or issuance; (iv) subject to Stockholder Approval, a director's entitlement to receive Options and Stock Awards will vest, and will be granted or issued, or deemed to be issued or granted, on the first day of the quarter as to which the Retainer Fee is payable (in the case of the Retainer Fee) and on the date of any meeting (in the case of Meeting Fees); (v) options will terminate on the fifth anniversary of the date of issuance and will survive termination of membership on the Board of Directors of the Corporation; and (vi) if Stockholder Approval is not obtained prior to the end of the 1997 Fiscal Year, the election of a director to receive Stock Awards or Options will be null and void and such director shall be entitled to receive his Retainer Fee and Meeting Fees in the form of cash.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Li Moran International, a retail management consulting firm of which Jospeh L. Mullen, a director of the Corporation is a managing director, and the Corporation were parties to a consulting agreement from February 1996 to December 1996 pursuant to which Mr. Mullen served as a consultant overseeing the Corporation's merchandise and marketing departments at a per diem rate of $1,250 plus expenses. Li Moran International was paid an aggregate of $251,250 in connection therewith. Although Mr. Mullen continued to receive the Annual Retainer fee paid to all non-employee Directors of the Corporation, he did not receive Meeting Fees while the consulting agreement was in effect. The Corporation believes that the terms of the consulting arrangement were as favorable as those that could be obtained from an independent third party.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

CASH AND OTHER COMPENSATION

         The following table sets forth all the cash compensation paid or to be paid by the Corporation, as well as certain other compensation paid or accrued, during the fiscal years indicated, to the Chief Executive Officer and the four other highest paid executive officers of the Corporation (collectively, the "Named Executives") for Fiscal 1996 in all capacities in which they served:

                           Summary Compensation Table



                                                                              Long-Term Compensation
                                           Annual Compensation                   Awards                 Payouts
      (a)                     (b)        (c)        (d)         (e)         (f)         (g)        (h)          (i)
                                                                Other
Name and                                                       Annual    Restricted   Options/               All Other
Principal                                                      Compen-     Stock        SARs      LTIP        Compen-
Position                     Year     Salary ($)  Bonus ($)   sation (1)  Awards ($)    (#)    Payouts ($)   sation ($)

R. Edward                    1996      424,523       -         5,094         -           -          -          6,198
  Anderson                   1995      407,592       -         4,518         -        137,500       -          6,198
President and                1994      322,936       -         6,265         -           -          -          5,760
  Chief Executive
  Officer

Howard Parge                 1996      179,575       -         1,081         -           -          -          5,528
Senior Vice President        1995      175,323       -         5,592         -         50,000       -          4,784
  Store Operations           1994      144,900       -         4,291         -           -          -            -

Jeanette Peters              1996      159,575       -         1,641         -           -          -          5,528
Senior Vice President        1995      156,346       -         2,097         -         50,000       -          5,528
  CFO and Treasurer          1994      109,015       -         2,288         -           -          -            -

G.T. Blackburn, II           1996      110,000       -           114         -           -          -            -
Vice President Real          1995      106,346       -            46         -         25,000       -            -
  Estate, General            1994       82,131       -           326         -           -          -            -
  Counsel and Secretary

David W. Howard              1996      114,467       -            -          -           -          -          4,678
Senior Vice President        1995      126,964    25,000         562         -         25,000       -          2,020
  Distribution &             1994      103,077       -           705         -           -          -            -
  Information Services (3)

(1) "Other Annual Compensation" consists of tax gross-ups on medical expense reimbursements.
(2) "All Other Compensation" consists of automobile allowance.
(3) Mr. Howard resigned as an officer of the Corporation effective October 29, 1996.

STOCK OPTIONS GRANTED DURING FISCAL YEAR

         During Fiscal 1996, no options were granted to any of the Named Executives.

STOCK OPTIONS EXERCISED DURING FISCAL YEAR AND YEAR END VALUES OF UNEXERCISED OPTIONS

         None of the Named Executives owns any stock appreciation rights or, during Fiscal 1996, exercised any options. The following table sets forth certain information about unexercised stock options owned by the Named Executives.


                Aggregated Option Exercises in Last Fiscal Year
                            and FY-End Option Values

                                           Number of Securities Underlying    Value of Unexercised in-the
                                            Unexercised Options at FY-End     Money Options at FY-End (2)
                     Shares Ac-            -------------------------------    ---------------------------
                     quired on      Value
                    Exercise (#)  Realized   Exercisable    Unexercisable     Exercisable   Unexercisable
                    ------------  --------   -----------    -------------     -----------   -------------

R. Edward Anderson        0           0         45,833          91,667             0              0
Howard Parge              0           0         16,667          33,333             0              0
Jeanette Peters           0           0         16,667          33,333             0              0
G.T. Blackburn, II        0           0          8,333          16,667             0              0
David W. Howard (1)       0           0              0               0             0              0

(1) Mr. Howard resigned as an officer of the Corporation effective October 29, 1996, and all of his options have lapsed as of the date hereof.

(2) The closing price of the Common Stock on January 24, 1997, the last trading day prior to the Corporation's fiscal year end, was $1.97.

EMPLOYMENT AGREEMENTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

         Effective May 27, 1995, the Board of Directors approved a new employment agreement with R. Edward Anderson, President and Chief Executive Officer of the Corporation, which provides for his employment for an initial three-year term. Under the terms of the agreement, Mr. Anderson receives a base salary of $425,000 and Mr. Anderson is further entitled to participate in all bonus, incentive and equity plans and all pension, health, insurance and fringe benefit plans, as well as perquisites, established by the Corporation. The agreement also includes a severance allowance under certain conditions including in the event of termination of his employment by the Corporation without cause or due to disability or by Mr. Anderson with good reason. In such event, Mr. Anderson would be eligible to receive his base salary for 24 months, continued health insurance coverage for 24 months, a payment equal to 24 months additional service credits under any then-existing pension plan, and immediate vesting of all stock options and stock subject to vesting requirements. In the event of termination due to disability there would also be a payment equal to two times the greater of half of his base salary or the average cash bonus payable during the preceding two years. The agreement also includes a change of control allowance under which Mr. Anderson would be entitled to receive (i) his base salary for 36 months, (ii) a lump sum equal to three times the greater of half the base salary or the average cash bonus of the previous two years, (iii) continued health insurance coverage for 36 months, (iv) a payment equal to 36 months of additional service credits under any pension plans in existence at such time, (v) immediate vesting of all stock options and stock subject to vesting requirements and (vi) a gross-up payment covering any excise tax payable with respect to the foregoing change-in-control payments and any federal, state and local income and payroll tax and excise tax on the gross-up payment.

         The Corporation maintains a severance program providing for the payment of certain benefits upon the cessation of employment of the executive officers of the Corporation, including the Named Executives other than the Chief Executive Officer. The severance allowance is payable upon (a) termination of employment other than for misconduct as defined in the plan, (b) constructive or voluntary termination due to a material reduction in salary or due to a material change in job responsibilities, (c) termination on account of permanent disability or (d) termination due to liquidation of the Corporation. Under this program, senior vice presidents and vice presidents are eligible to receive their base salary for six months in a lump sum and additional base salary for up to an additional six months such additional amount being paid in installments which would cease upon re-employment. In the event of termination following a change in control, the full 12 months base salary would be payable in a lump sum payment. Each officer would also be entitled to receive reimbursement for reasonable expenses incurred to obtain re-employment, not to exceed $10,000, and continued medical, dental and disability coverage under existing plans of the Corporation for a three-month period following termination of employment.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During Fiscal 1996, the Compensation Committee was initially comprised of Messrs. Loeb (Chairman), Mullen, Stone and Wyche. Mr. Loeb resigned from the Board in August, 1996. Mr. Wyche then became, and is currently, Chairman of the Compensation Committee. All of such members of the Compensation Committee during the remainder of Fiscal 1996 were outside directors. From February 1996 until December 1996, Mr. Mullen, a member of the Compensation Committee, served as a consultant overseeing the Corporation's merchandise and marketing departments pursuant to a consulting agreement between the Corporation and Li Moran International, Incorporated, a retail management consulting firm of which Mr. Mullen is managing director. See "Certain Relationships and Related Transactions." Following the November 20, 1996 Annual Meeting of Stockholders, the committees of the Board of Directors were reconstituted, and the Compensation Committee has since that date consisted of Messrs. Wyche (Chairman), Howard, Rosenberg and Smith. None of such members were officers or employees of the Corporation during the 1996 Fiscal Year or in prior fiscal years. None of the executive officers of the Corporation served as a member of the board of directors of another entity or as a member of the compensation committee of another entity during Fiscal 1996.

REPORT OF THE COMPENSATION COMMITTEE

         The Compensation Committee determines the Corporation's executive compensation policies. Subject to the terms of existing employment agreements between the Corporation and certain of its executive officers, the Compensation Committee determines the compensation of the Corporation's senior management and executive officers and administers incentive and stock option plans for all employees including the executive officers. The Compensation Committee met twice during Fiscal 1996, and at both such meetings the Compensation Committee was comprised solely of outside directors.

COMPENSATION POLICIES

         The executive compensation policies of the Compensation Committee are based on three fundamental goals: (i) to attract and retain corporate officers and other key employees who are considered to be essential to the competitive repositioning of the Corporation in its markets; (ii) to ensure that an appropriate relationship exists between annual bonus compensation and the performance of the Corporation; and (iii) to ensure that an appropriate relationship exists between executive compensation and the creation of stockholder value. These policies are implemented through determinations as to base salary, standards for determination of annual bonus compensation, and awards of equity compensation under the Corporation's New Equity Compensation Plan.

FISCAL 1996 EXECUTIVE COMPENSATION

         The base salaries of the Named Executives, other than the Chief Executive Officer, were approved by the bankruptcy court in 1993 during the Corporation's Chapter 11 reorganization and have not been altered since that date. The stock options granted to the four most highly compensated executive officers, including the Chief Executive Officer, were also awarded pursuant to a plan approved by the bankruptcy court and no other options or other equity compensation for such officers has been implemented by the Corporation. A bonus program was approved by the Compensation Committee providing for an annual bonus award based on the achievement of certain financial objectives but no awards were made with respect to Fiscal 1996. A court-approved severance program expired on December 14, 1995 and was replaced by a substantially similar program approved by the Compensation Committee and by the Board of Directors. See "Employment Agreements, Termination of Employment and Change-In-Control arrangements." Stock options were granted to four executive officers who were hired by the Corporation during Fiscal 1996 on a basis consistent with those previously awarded to their predecessors.

FISCAL 1996 CHIEF EXECUTIVE OFFICER COMPENSATION

         A court-authorized employment agreement between the Corporation and R. Edward Anderson was in effect from August 22, 1994 until May 29, 1995. This agreement was replaced by a new employment agreement approved by the Compensation Committee and by the Board of Directors, effective as of May 29, 1995. Pursuant to the agreement, an increase to Mr. Anderson's base salary was approved by the Compensation Committee and by the Board of Directors effective August 22, 1995. See "Employment Agreements, Termination of Employment and Change-In-Control Arrangements." Other than such adjustment to base salary, Mr. Anderson has only received the amounts provided for under the agreement and has not been granted a bonus or other additional perquisites.

                                              COMPENSATION COMMITTEE MEMBERS

                                              N. Hunter Wyche (Chairman)
                                              J. David Rosenberg
                                              Harold Smith

PERFORMANCE GRAPH

         The following graph shows a comparison of the cumulative total returns on the Common Stock, the NASDAQ Composite Index, and an index of peer companies selected by the Corporation for the period commencing on May 3, 1995 (the initial listing date of the Corporation's stock after its reorganization under Chapter 11 of the Bankruptcy Code), and ending on January 24, 1997. The graph assumes that the value of the investment in Common Stock and each index was $100 on May 3, 1995 and that all dividends were reinvested.

          (Graph of Comparison of 21 Month Cumulative Total Goes Here)





         The above graph compares the performance of the Corporation with the NASDAQ Composite Index, and a group of peer companies with the investment weighted on market capitalization. Companies in the peer group are those that fall under Standard Industrial Classification Code 5331, Variety Stores. This group is comprised of 99 Cents Only Stores, Ames Department Stores, Borders Group Inc., Bradlees Inc., Caldor Corp., Coles Myer Ltd., Consolidated Stores Corp., Cost Plus Inc., Dayton Hudson Corp., Dollar General Corp., Dollar Tree Stores Inc., Duty Free Internat Inc., Family Dollar Stores Inc., Fred's Inc., Garden Ridge Corp., Hills Stores Co., K-Mart Corp., Mac Frugals Bargains, Pamida Holdings Corp., Price/Costco Inc., Shopko Stores Inc., TJX Companies Inc., Tuesday Morning Corp., Venture Stores Inc., Waban Inc., Wal-Mart Stores Inc., Woolworth Corp.

                                     ITEM 1
                              ELECTION OF DIRECTORS

         The Board of Directors of the Corporation is currently comprised of seven members. Pursuant to the Certificate of Incorporation and the Bylaws of the Corporation, the Board of Directors is divided into three classes and each class of directors is to serve a staggered term of office. Subject to their election at this annual meeting of stockholders, the terms of Messrs. Anderson and Rosenberg expire in 2000. The terms of Messrs. Lichtenstein and Mullen expire in 1998. The terms of Messrs. Howard, Smith and Wyche expire in 1999.

         Subject to the foregoing, at each annual meeting of stockholders, the successors to the class of directors whose term is then expiring shall be elected to hold office for a term expiring at the third succeeding annual meeting of stockholders or until their successors have been duly elected and qualified. If any nominee listed in the table below should become unavailable for any reason, which management does not anticipate, the proxy will be voted for any substitute nominee or nominees who may be selected by management prior to or at the meeting. Directors will be elected by a plurality of the votes cast. The information concerning the nominees and their security holdings has been furnished by them to the Corporation.

         Certain information concerning the nominees for election at this year's annual meeting, as well as information regarding the continuing directors whose terms expire in 1998 and 1999, is set forth below. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ALL NOMINEES.

NOMINEES FOR DIRECTOR

NAME AND AGE                     OCCUPATION AND OTHER DIRECTORSHIPS
R. Edward Anderson (47)          Mr. Anderson has served as a director of the Corporation
(term expires 2000)              since 1994.  Mr. Anderson has been Chairman of the
                                 Board, President and Chief Executive Officer of the
                                 Corporation since August 1994.  Prior thereto, Mr.
                                 Anderson held various positions with the Corporation,
                                 including Executive Vice President and Chief Financial
                                 Officer.

J. David Rosenberg (48)          Mr. Rosenberg has served as a director of the Corporation
(term expires 2000)              since 1995.  Mr. Rosenberg has been a partner of Keating,
                                 Muething & Klekamp, a law firm, since prior to 1992.

CONTINUING DIRECTORS

NAME AND AGE                    OCCUPATION AND OTHER DIRECTORSHIPS

Warren G. Lichtenstein (31)      Mr. Lichtenstein has served as a director of the Corporation
(term expires 1998)              since 1996. Mr. Lichtenstein has been Chief Executive of
                                 the General Partner of Steel Partners II, LP, a private
                                 investment firm, since 1993 and Chairman of Steel Partners
                                 Services, Ltd., a ____,  since 1993. Mr. Lichtenstein was
                                 Executive Vice President of Alpha Technologies Group,
                                 Inc., a manufacturer of electronic components, from
                                 September 1994 through September 1995. Mr. Lichtenstein
                                 is a director of Alpha Technologies Group, Inc., SL
                                 Industries, Inc., Saratoga Spring Water Corporation, Inc.
                                 and Gateway Industries, Inc. ("Gateway"). Gateway was
                                 the sole stockholder of Marsel Mirror and Glass Products,
                                 Inc. ("Marsel") from November 1995 to December 1996.
                                 Mr. Lichtenstein served as President of Marsel from its
                                 formation as an acquisition subsidiary until the acquisition was consummated. Thereafter, Marsel appointed a
                                 President who had no prior affiliation with Gateway. Mr.
                                 Lichtenstein served as Marsel's sole director until Gateway disposed of its interest in Marsel. Marsel filed for
                                 protection under Chapter 11 of the Bankruptcy Code
                                 shortly following Gateway's disposition of Marsel.



                                    11






Joseph L. Mullen (51)             Mr. Mullen has served as a director of the Corporation since 1995. Since
(term expires 1998)               January 1994, Mr. Mullen has served as
                                  Managing Partner of Li Moran International, a
                                  management consulting company and has
                                  functioned as a senior officer overseeing the
                                  merchandise and marketing departments for such
                                  companies as Leewards Creative Crafts Inc.,
                                  Office Depot of Warsaw, Poland and Rose's
                                  Stores, Inc. From January 1994 to July 1994,
                                  Mr. Mullen served as Senior Vice President for
                                  Leewards Creative Crafts Inc., a national
                                  retail chain specializing in crafts. Prior to
                                  January 1994, Mr. Mullen was employed by Hills
                                  Department Stores, Inc. ("Hills") for
                                  approximately 23 years and held a variety of
                                  positions, including Vice President Hardlines.
                                  Hills filed for protection under Chapter 11,
                                  Title 11 of the United States Code on February
                                  4, 1991, while Mr. Mullen was employed by
                                  Hills.

Jack L. Howard (35)              Mr. Howard has served as a director of the Corporation
(term expires 1999)              since 1996. Mr. Howard has been a registered principal of
                                 Mutual Securities, Inc., a
                                 stock brokerage firm, since
                                 prior to 1993. He is a
                                 director of Gateway
                                 Industries, Inc.

Harold Smith (73)                Mr. Smith has served as a director of the Corporation since
(term expires 1999)              1995.  Since 1990, Mr. Smith has been President of
                                 Funding & Merchandising Resources Corp., a retail
                                 consulting firm, and was formerly President and Chief
                                 Operating Officer of Woolco, a division of F. W.
                                 Woolworth and President and Chief Executive Officer of
                                 Goldblatt's.

N. Hunter Wyche, Jr. (45)        Mr. Wyche has served as a director of the Corporation
(term expires 1999)              since 1995.  Mr. Wyche is a founding partner of Wyche &
                                 Story, a law firm.

                                  ITEM 2
                        STOCK TRANSFER RESTRICTIONS
                   AMENDMENT TO CERTIFICATE OF INCORPORATION

INTRODUCTION

         For the taxable year beginning January 26, 1997, the Corporation had available net operating losses ("NOLs") of approximately $70 million to offset taxable income recognized by the Corporation in the future. NOLs benefit the Corporation by offsetting taxable income dollar-for-dollar by the amount of the NOLs, thereby eliminating (subject to a relatively minor alternative minimum tax) the federal corporate tax on such income. The benefit of the NOLs can be reduced or eliminated if the Corporation undergoes an "ownership change" (as described below) through transfers of stock transfers by which stockholders exceed or increase ownership above 5% of the outstanding stock. The Board of Directors believes the best interests of the Corporation and its stockholders will be served by adopting provisions (the "Transfer Restrictions") in its certificate of incorporation that are designed to restrict direct and indirect transfers of the Corporation's equity securities if the effect would be to increase the ownership of stock by any person to 4.9% or more of the Corporation's stock, or would increase the percentage of stock owned by a person owning 4.9% or more of the Corporation's stock. The Transfer Restrictions will not, however, be applicable to the stock owned by any existing 5 percent stockholder (within the meaning of Section 382 of the Internal Revenue Code of 1986, as amended the "Code"), other than any direct public group, on the date the Transfer Restrictions become effective, and do not apply to sales of stock in the market by less than 4.9% stockholders to persons who, taking the purchase into account, own less than 4.9% of the Corporation's stock.

         Under Delaware law, the affirmative vote of a majority of the outstanding shares of Common Stock is required for approval of an amendment to the Corporation's certificate of incorporation. The Transfer Restrictions will be adopted as an amendment to the certificate of incorporation of the Corporation as Article Fifteenth. STOCKHOLDERS ARE URGED TO READ CAREFULLY THE ACCOMPANYING EXHIBIT A WHICH SETS FORTH THE TRANSFER RESTRICTIONS. The Transfer Restrictions have been approved by the Board of Directors. The discussion set forth below is qualified in its entirety by reference to the accompanying Exhibit A.


PURPOSE OF THE TRANSFER RESTRICTIONS

         The Transfer Restrictions are designed to restrict direct and indirect transfers of the Corporation's stock that could result in the imposition of limitations on the use by the Corporation, for federal income tax purposes, of the NOLs and other tax attributes that are and will be available to the Corporation, as discussed more fully below.

THE CORPORATION'S NOLS AND SECTION 382

         For the taxable year beginning January 26, 1997, the Corporation had available NOLs of approximately $70 million to offset taxable income recognized by the Corporation in the future. For federal income tax purposes, these NOLs will expire in material amounts beginning in the year 2008. NOLs benefit the Corporation by offsetting taxable income dollar-for-dollar by the amount of the NOLs, thereby eliminating (subject to a relatively minor alternative minimum tax) the federal corporate tax on such income. The maximum federal corporate tax rate is currently 35%.

         The benefit of a corporation's NOLs can be reduced or eliminated under
Section 382 if a corporation undergoes an "ownership change," as defined in
Section 382. Generally, an ownership change occurs if one or more stockholders, each of whom owns 5% or more in value of a corporation's capital stock, increase their aggregate percentage ownership by more than 50 percentage points over the lowest percentage of stock owned by such stockholders over the preceding three-year period. For this purpose, all holders who each own less than 5% of a corporation's capital stock are generally treated together as one or more 5 percent stockholders. Transactions in the public markets among stockholders owning less than 5% of the equity securities are not included in the calculation. In addition, certain constructive ownership rules, which generally attribute ownership of stock to the ultimate beneficial owner thereof without regard to ownership by nominees, trusts, corporations, partnerships or other entities, or to related individuals, are applied in determining the level of stock ownership of a particular stockholder. Special rules, described below, can result in the treatment of options (including warrants) as having been exercised if such treatment would result in an ownership change. All percentage determinations are based on the fair market value of a corporation's capital stock, including any preferred stock that is voting or convertible or otherwise participates in corporate growth.

         If an ownership change of the Corporation were to occur, the amount of taxable income in any year (or portion of a year) subsequent to the ownership change that could be offset by NOLs or other carryovers prior to such ownership change could not exceed the product obtained by multiplying (i) the aggregate value of the Corporation's stock immediately prior to the ownership change (with certain adjustments) by (ii) the then applicable federal long-term tax exempt rate (currently 5.5%) (the "Section 382 limitation"). Based upon the Corporation's stock price, if an ownership change were now to occur, the Section 382 limitation would be approximately $900,000. In addition, to the extent the Corporation is determined to have a net unrealized built-in loss (generally defined as the excess of the tax basis of a corporation's assets over their fair market value) which is greater than the lesser of (i) 15 percent of the fair market value of the Corporation's assets or (ii) $10 million, in the event of an ownership change, any net unrealized built-in losses recognized within the five-year period beginning on the date of the ownership change would be subject to the Section 382 limitation (as if it were a pre-change NOL). The Corporation believes that it currently has a substantial built-in loss with respect to its assets. Any portion of the annual Section 382 limitation amount not utilized in any year may be carried forward and increase the available Section 382 limitation amount for the succeeding tax year. Thus, the effect of an ownership change would be to significantly eliminate the annual utilization of the NOLs, and to cause a very substantial portion of the NOLs to expire prior to their use.

DESCRIPTION OF THE TRANSFER RESTRICTIONS

         THE FOLLOWING IS A BRIEF SUMMARY OF THE PROPOSED TRANSFER RESTRICTIONS. THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE PROPOSED TRANSFER RESTRICTIONS. ALL STOCKHOLDERS ARE URGED TO READ THE TRANSFER RESTRICTIONS SET FORTH IN THE ACCOMPANYING EXHIBIT A HERETO IN THEIR ENTIRETY.

         Upon adoption, Article Fifteenth generally will restrict any direct or indirect transfer of "stock" (which term, for purposes of the Transfer Restrictions, includes the Common Stock and any other equity security treated as "stock" under Section 382) of the Corporation if the effect would be to increase the ownership of stock by any person to 4.9% or more of the Corporation's stock, or would increase the percentage of stock owned by a person owning 4.9% or more of the Corporation's stock. Transfers included under the Transfer Restrictions include sales to persons whose resulting percentage would exceed the thresholds discussed above, or to persons whose ownership of shares would by attribution cause another person to exceed such thresholds. Numerous rules of attribution, aggregation and calculation prescribed under the Code (and related regulations) will be applied in determining whether the 4.9% threshold has been met and whether a group of less than 4.9% stockholders will be treated as a "public group" that is a 5 percent stockholder (reduced to 4.9% for purposes of the Transfer Restrictions) under Section 382. As a result of these attribution rules, the Transfer Restrictions could result in prohibiting ownership of the Corporation's stock as a result of a change in the relationship between two or more persons or entities, or of a transfer of an interest other than the Corporation's stock, such as an interest in an entity that, directly or indirectly, owns the Corporation's stock. The Transfer Restrictions may also apply to proscribe the creation or transfer of certain "options" (which are broadly defined by Section 382) in respect of the Corporation's stock to the extent, generally, that exercise of the option would result in a proscribed level of ownership.

         The Transfer Restrictions will not, however, be applicable to the stock owned by any existing 5 percent stockholder (within the meaning of Section 382 of the Code), other than any direct public group, on the date the Transfer Restrictions become effective, and do not apply to sales of stock in the market by less than 4.9% stockholders to persons who, taking the purchase into account, own less than 4.9% of the Corporation's stock.

         Generally, the Transfer Restrictions will be imposed only with respect to the amount of the Corporation's stock (or options with respect to the Corporation's stock) purportedly transferred in excess of the threshold established in the Transfer Restrictions. However, the restrictions will not prevent a transfer if the purported transferee obtains the approval of the Board of Directors, which approval may be granted or withheld in certain circumstances, as more fully described below.

         Assuming adoption of the Transfer Restrictions, all certificates representing the Corporation's stock, including stock to be issued in the future, would bear a legend providing that the transfer of the stock is subject to restrictions. See Exhibit A. The Board of Directors also intends to issue instructions to or make arrangements with the company's transfer agent (the "Transfer Agent") to implement the Transfer Restrictions. The Transfer Restrictions provide that the Transfer Agent will not record any transfer of the Corporation's stock purportedly transferred in excess of the threshold established in the Transfer Restrictions. The Transfer Agent also has the right (but is not required), prior to and as a condition to registering any transfers of the Corporation's stock on the Corporation's stock transfer records, to request an affidavit from the purported transferee of the stock regarding such purported transferee's actual and constructive ownership of the Corporation's stock, and if the Transfer Agent does not receive such affidavit or the affidavit evidences that the transfer would violate the Transfer Restrictions, the Transfer Agent is required to notify the Corporation and not to enter the transfer in the Corporation's stock transfer records. These provisions may result in the delay or refusal of certain requested transfer of the Corporation's stock.

         Upon adoption and filing of the Transfer Restrictions, any direct or indirect transfer of stock attempted in violation of the restrictions would be void AB INITIO as to the purported transferee, and the purported transferee would not be recognized as the owner of the shares owned in violation of the restrictions for any purpose, including for purposes of voting and receiving dividends or other distributions in respect of such stock, or in the case of options, receiving stock in respect of their exercise. Stock acquired in violation of the Transfer Restrictions is referred to as "Excess Stock."

         Excess Stock automatically would be transferred to an agent of the Corporation (the "Agent"), effective as of the close of business on the business day prior to the date of the violative transfer. Any dividends or other distributions paid prior to discovery by the Corporation that the stock has been transferred to the Agent are treated as held by the purported transferee on behalf of the Agent and must be paid to the Agent upon demand, and any dividends or other distributions declared but unpaid after such time shall be paid to the Agent. Votes cast by a purported transferee with respect to Excess Stock prior to the discovery by the Corporation that the Excess Stock was transferred to the Agent will be rescinded as void. As soon as practicable following the receipt of notice from the Corporation that Excess Stock was transferred to the Agent, the Agent is required to sell such Excess Stock in an arms'-length transaction that would not constitute a violation under the Transfer Restrictions. The net proceeds of the sale, after deduction of all costs incurred by the Corporation, the Transfer Agent and the Agent, will be distributed first to the violating stockholder in an amount equal to the lesser of such proceeds or the cost (or in some circumstances the fair market value of the Excess Stock on the date of the violative transfer) incurred by the stockholder to acquire such Excess Stock, and the balance of the proceeds, if any, will be distributed to a charitable beneficiary together with any other distributions with respect to such Excess Stock received by the Agent. If the Excess Stock is sold by the purported transferee, such person will be treated as having sold the Excess Stock on behalf of the Agent, and shall be required to remit all proceeds to the Agent (less, in certain cases, an amount equal to the amount such person otherwise would have been entitled to retain had the Agent sold such shares).

CONTINUED RISK OF OWNERSHIP CHANGE

         Despite the adoption of the Transfer Restrictions, there still remains a risk that certain changes in relationships among stockholders or other events will cause an "ownership change" of the Corporation under Section 382.

         The Corporation believes the Transfer Restrictions are enforceable. The Internal Revenue Service (the "IRS") has issued several private letter rulings in this area that indicate, that to the extent Transfer Restrictions are enforceable and are enforced by a corporation, their terms will be respected for purposes of applying Section 382. However, private letter rulings issued by the IRS cannot be relied upon as legal precedent. There can be no assurance, therefore, that if transfers in violation of the Transfer Restrictions are attempted, that the IRS will not assert that such transfers have federal income tax significance notwithstanding the Transfer Restrictions.

BOARD POWER TO WAIVE OR MODIFY TRANSFER RESTRICTIONS

         The Board of Directors has the discretion to approve a transfer of stock that would otherwise violate the Transfer Restrictions in circumstances where (i) it obtains a written opinion of tax counsel that such transfer would not jeopardize, or create a material limitation on, the Corporation's ability to use its NOLs taking into account both the proposed transfer and reasonably foreseeable future events or (ii) the overall economic benefits of the transfer outweigh the detriments of such transaction. If the Board of Directors decides to permit a transfer that would otherwise violate the Transfer Restrictions, that transfer or later transfers may result in an ownership change that would limit the use of the Corporation's NOLs.

         In addition in the event of a change in law, the Board of Directors is authorized to eliminate the Transfer Restrictions, modify the applicable allowable percentage ownership interest (now at 4.9%) or modify any of the terms and conditions of the Transfer Restrictions provided that the Board of Directors determines in writing that such change is reasonably necessary or advisable to preserve the Corporation's NOLs or that the continuation of the affected terms and conditions of the Transfer Restrictions is no longer reasonably necessary for such purpose. The Board of Directors' determination must be supported by a written opinion of tax counsel. Written notice of any such determination will be provided to stockholders.

         As a result of the foregoing, the Transfer Restrictions serve to reduce, but not necessarily eliminate, the risk that Section 382 will cause the limitations described above on the use of tax attributes of the Corporation.

ANTITAKEOVER EFFECT

         Because some corporate takeovers occur through the acquiror's purchase, in the public market or otherwise, of sufficient stock to give it control of a company, any provision that restricts the transferability of shares can have the effect of preventing such a takeover. The

Transfer Restrictions therefore may be deemed to have an "antitakeover" effect because they will restrict the ability of a person or entity or group thereof from accumulating an aggregate of 4.9% or more of the Common Stock and the ability of persons, entities or groups now owning 4.9% or more of the Common Stock from acquiring additional securities. The Transfer Restrictions would discourage or prohibit accumulations of substantial blocks of shares for which stockholders might receive a premium above market value.

         The indirect "antitakeover" effect of the Transfer Restrictions is not the reason for the Transfer Restrictions. The Board of Directors considers the Transfer Restrictions to be reasonable and in the best interests of the Corporation and its stockholders because the Transfer Restrictions reduce certain of the risks that the Corporation will be unable to utilize its available NOLs. In the opinion of the Board of Directors, the fundamental importance to the Corporation's stockholders of maintaining the availability of the NOLs to the Corporation is a more significant consideration than the indirect "antitakeover" effect the Transfer Restrictions may have.

POSSIBLE EFFECT ON LIQUIDITY

         The Transfer Restrictions will restrict a stockholder's ability to acquire, directly or indirectly, additional stock of the Corporation in excess of the specified limitations. Furthermore, a stockholder's ability to dispose of his stock of the Corporation may be restricted as a result of the Transfer Restriction, and a stockholder's ownership of stock of the Corporation may become subject to the Transfer Restrictions as a result of actions taken by persons related to that stockholder.

VOTE REQUIRED TO APPROVE THE TRANSFER RESTRICTIONS CHARTER AMENDMENT

         Approval of the Transfer Restrictions requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock. Stockholders should be aware that a vote in favor of the Transfer Restrictions may result in a waiver of the stockholder's ability to contest the enforceability of the Transfer Restrictions. Consequently, all stockholders should carefully consider this in determining whether to vote in favor of the Transfer Restrictions. The Corporation intends to enforce vigorously the Transfer Restrictions against all current and future holders of its stock.

         Should the Transfer Restrictions be adopted, they contain a provision which will require the affirmative vote of the holders of not less than two-thirds of the shares of the Corporation then entitled to vote generally in an election of directors, voting together as a single class, in order to amend or repeal the Transfer Restrictions or adopt any provision of the Certificate of Incorporation that would be inconsistent with these provision.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THIS PROPOSAL TO AMEND THE CORPORATION'S CERTIFICATE OF INCORPORATION.

                                     ITEM 3
                 APPROVAL OF THE LONG TERM STOCK INCENTIVE PLAN

BACKGROUND

         On April 24, 1997, the Board of Directors of the Corporation adopted (subject to stockholder approval) the Rose's Stores, Inc. Long Term Stock Incentive Plan (the "Plan"). The following description of the Plan is a summary and is qualified in its entirety by reference to the Plan which accompanies this proxy statement as Exhibit B.

PURPOSE

         The purpose of the Plan is to enhance the profitability and value of the Corporation for the benefit of stockholders by enabling the Corporation to offer employees and consultants of the Corporation and non-employee directors of the Corporation stock-based incentives and other equity interests in the Corporation in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Corporation's stockholders.

ADMINISTRATION

         The Plan will be administered by a committee of the Board of Directors of the Corporation which is intended to consist of two or more non-employee directors, each of whom will be, to the extent required by Rule 16b-3 under the Exchange Act ("Rule 16b-3") and Section 162(m) of the Code, a non-employee director as defined in Rule 16b-3 and an outside director as defined under
Section 162(m) of the Code (the "Committee"). If no Committee exists which has the authority to administer the Plan, the functions of the Committee will be exercised by the Board of Directors of the Corporation. The Committee has the full authority to grant awards under the Plan and to determine the persons to whom awards will be granted, the time or times such awards will be granted, the terms and conditions of such awards and the amounts of such awards.

ELIGIBILITY

         All employees and consultants of the Corporation and its subsidiaries (if any) designated by the Committee to participate in the Plan are eligible to be granted options, restricted stock, stock appreciation rights, performance shares, performance units and other stock-based awards (collectively, the "Awards") under the Plan. All non-employee directors of the Corporation are only eligible to receive a grant of nonqualified stock options under the Plan.

AVAILABLE SHARES

         A maximum of 500,000 shares of Common Stock may be issued under the Plan; however, the Committee may make appropriate adjustments to the number of shares available for Awards and the terms of outstanding Awards under the Plan to reflect any change in the Corporation's capital structure or business, stock dividend, stock split, recapitalization, reorganization, merger, consolidation or sale of all or substantially all the assets of the Corporation.

         The maximum number of shares of Commmon Stock subject to options that may be granted to any individual under the Plan is _________ for each fiscal year of the Corporation.

         The maximum number of shares of restricted stock for which the lapse of restrictions is subject to the attainment of performance goals which may be granted under the Plan to any individual may not exceed _______ shares during any fiscal year of the Corporation.

         The maximum number of performance shares which may be awarded under the Plan to any individual may not exceed ________ during any fiscal year of the Corporation.

         The maximum value of performance units which may be granted under the Plan during any fiscal year of the Corporation will be $________ and may not be converted for reference purposes to more than ________ shares of Common Stock.

         The maximum number of shares of Common Stock subject to any stock appreciation right which may be granted under the Plan to any individual may not exceed ________ shares during any fiscal year of the Corporation. If a stock appreciation right or a limited stock appreciation right is granted in tandem with a stock option, it will apply against the individual limits for both stock options and stock appreciation rights, but only once against the maximum number of shares available under the Plan.

         In general, upon the expiration, termination, cancellation or forfeiture of an Award, the unissued shares of Common Stock subject to such Award will again be available for Awards under the Plan, but will still count against the individual specified limits.

AMENDMENTS

         The Plan provides that it may be amended by the Board of Directors of the Corporation, except that no such amendment, without stockholder approval to the extent such approval is required by the laws of the State of Delaware, for the exception for performance-based compensation under Section 162(m) of the Code or under Section 422 of the Code, may increase the aggregate number of shares of Common Stock that may be issued under the Plan, increase the maximum individual limits for any fiscal year, change the classification of employees, consultants and non-employee directors eligible to receive Awards, decrease the minimum option price of any option, extend the maximum option period under the Plan, change any rights with respect to non-employee directors, materially alter the performance criteria for certain Awards or to make any other change that requires stockholder approval pursuant to the exemption for performance-based compensation under Section 162(m) of the Code or under Section 422 of the Code.

TYPES OF AWARDS

         The Plan provides for the grant of any or all of the following types of awards to eligible employees: (i) stock options, including incentive stock options and nonqualified stock options; (ii) stock appreciation rights, in tandem with stock options or freestanding; (iii) restricted stock; (iv) performance units; (v) performance shares; and (vi) other stock-based awards. In addition, the Plan provides for the award of options to non-employee directors of the Corporation as described below. Each of these types of awards is discussed in more detail below. Awards may be granted singly, in combination, or in tandem, as determined by the Committee.

STOCK OPTIONS

         Under the Plan, the Committee may grant awards in the form of options to purchase shares of Common Stock. Options may be in the form of incentive stock options or nonqualified stock options. The Committee will, with regard to each option, determine the number of shares subject to the option, the term of the option (which shall not exceed 10 years, provided, however, that the term of an incentive stock option granted to a 10% stockholder of the Corporation shall not exceed five years), the exercise price per share of stock subject to the option, the vesting schedule (if any), and the other material terms of the option. No option may have an exercise price less than the fair market value of the Common Stock at the time of grant (or, in the case of an incentive stock option granted to a ten percent stockholder of the Corporation, 110% of fair market value). Notwithstanding the foregoing, if an option is modified, extended or renewed and, thereby, deemed to be the issuance of a new option under the Code, the exercise price of the option may continue to be the original exercise price even if less than the fair market value of the Common Stock at the time of such modification, extension or renewal.

         The option price upon exercise may, to the extent determined by the Committee at or after the time of grant, be paid by a participant in cash, in shares of Common Stock owned by the participant (free and clear of any liens and encumbrances), in shares of restricted stock valued at fair market value on the payment date as determined by the Committee (without regard to any forfeiture restrictions applicalbe to restricted stock), by a reduction in the number of shares of Common Stock issuable upon exercise of the option or by such other method as is approved by the Committee. If an option is exercised by delivery of shares of restricted stock, the shares of Common Stock acquired pursuant to the exercise of the option will generally be subject to the same restrictions as were applicable to such restricted stock. All options may be made exercisable in installments, and the exercisability of options may be accelerated by the Committee. The Committee may at any time offer to buy an option previously granted on such terms and conditions as the Committee shall establish. Options may, at the discretion of the Committee, provide for "reloads," whereby a new option is granted for the same number of shares as the number of shares of Common Stock or restricted stock used by the participant to pay the option price upon exercise.

RESTRICTED STOCK

         The Plan authorizes the Committee to award shares of restricted stock. A recipient of restricted stock may be required to pay the par value of such shares to receive such restricted stock. Upon the award of restricted stock, the recipient has all rights of a stockholder with respect to the shares, other than the right to receive dividends currently, unless so specified by the Committee at the time of grant, subject to the conditions and restrictions generally applicable to restricted stock or specifically set forth in the recipient's restricted stock award agreement. Unless otherwise determined by the Committee at grant, payment of dividends, if any, shall be deferred until the date that the relevant share of restricted stock vests.

         Recipients of restricted stock are required to enter into a restricted stock award agreement with the Corporation which states that the restrictions to which the shares are subject and the date or dates on which such restrictions will lapse. Within these limits, based on service, attainment of objective performance goals, and such other factors as the Committee may determine in its sole discretion, or a combination thereof, the Committee may provide for the lapse of such restrictions in installments in whole or in part or may accelerate or waive such restrictions at any time.

         If the lapse of the relevant restriction is based on the attainment of objective performance goals, the Committee shall establish the objective performance goals and the applicable vesting percentage for the restricted stock awards applicable to participants. The performance goals shall be based on one or more of the following criteria: (i) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax profits of the Corporation (or in any case a subsidiary, division, or other operational unit of the Corporation); (ii) the attainment of certain target levels of, or a specified increase in, operational cash flow of the Corporation (or a subsidiary, division, or other operational unit of the Corporation); (iii) the achievement of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in, all or a portion of, the Corporation's bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Corporation, which may be calculated net of such cash balances and/or other offsets and adjustments as may be established by the Committee; (iv) the attainment of a specified percentage increase in earnings per share or earnings per share from continuing operations of the Corporation (or a subsidiary, division or other operational unit of the Corporation); (v) the attainment of certain target levels of, or a specified percentage increase in, revenues, net income, earnings before interest, taxes, depreciation and/or amortization of the Corporation (or a subsidiary, division, or other operational unit of the Corporation); (vi) the attainment of certain target levels of, or a specified increase in, return on capital employed or return on investment; (vii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on stockholders' equity of the Corporation (or any subsidiary, division or other operational unit of the Corporation); and (viii) the attainment of a certain target level of, or reduction in, selling, general and administrative expense as a percentage of revenue of the Corporation (or any subsidiary, division or other operational unit of the Corporation).

PERFORMANCE SHARES AND PERFORMANCE UNITS

         Under the Plan, the Committee may grant performance shares to eligible employees and consultants entitling them to receive a fixed number of shares of Common Stock or the cash equivalent thereof, as determined by the Committee, upon the attainment of performance goals established by the Committee based on a specified performance period from among those set forth with regard to restricted stock above. The Committee may also grant performance units to eligible employees entitling them to receive a value payable in cash or shares of Common Stock, as determined by or with the consent of the Committee, upon the attainment of performance goals established by the Committee based on a specified performance period from among those set forth with regard to restricted stock above. Performance units shall be awarded in a dollar amount and shall be converted for calculation purposes of growth in value to shares of Common Stock based on the fair market value of the shares of Common Stock at the close of trading on the first business day following the announcement of the annual financial results of the Corporation for the fiscal year of the Corporation immediately preceding the fiscal year of the commencement of the measurement period for the performance cycle, provided that the Committee may provide with regard to any grant that the minimum price for such conversion shall be the fair market value on the date of grant.

         At the time of any award of performance shares or performance units the Committee may also award eligible employees and consultants the right to receive the cash value of any dividends and other distributions that would have been received had the eligible employee held each share of Common Stock of the earned performance share award or performance unit award from the first day of the second year of the performance period until the actual distribution of the related share of Common Stock or cash value thereof to the eligible employee. Such amounts, if awarded, shall be paid to the eligible employee as and when the shares of Common Stock or cash value thereof are distributed to the eligible employee.

         The Committee may subject such grants of performance shares and performance units to such vesting and forfeiture conditions as it deems appropriate.

OTHER STOCK-BASED AWARDS

         Awards of Common Stock and other Awards that are valued in reference to Common Stock may be granted either alone or in addition to or in tandem with other Awards under the Plan.

STOCK APPRECIATION RIGHTS ("SARS")

         The Plan authorizes the Committee to grant SARs either with a stock option ("Tandem SARs") or independent of a stock option ("Non-Tandem SARs"). An SAR is a right to receive a payment either in cash or Common Stock as the Committee may determine, equal in value to the excess of the fair market value of a share of Common Stock on the date of exercise over the reference price per share of Common Stock established in connection with the grant of the SAR. The reference price per share covered by an SAR will be the per share exercise price of the related option in the case of a Tandem SAR and will be a percentage designated by the Committee of the per share fair market value of the Common Stock on the date of grant (or any other date chosen by the Committee) in the case of a Non-Tandem SAR.

         A Tandem SAR may be granted at the time of the grant of the related stock option or, if the related stock option is a nonqualified stock option, at any time thereafter during the term of the option. A Tandem SAR generally may be exercised at and only at the times and to the extent the related option is exercisable. A Tandem SAR is exercised by surrendering the same portion of the related option. A Tandem SAR expires upon the termination of the related option.

         A Non-Tandem SAR will be exercisable as provided by the Committee and will have such other terms and conditions as the Committee may determine. A Non-Tandem SAR may have a term no longer than ten years from its date of grant. A Non-Tandem SAR is subject to acceleration of vesting or immediate termination upon termination of employment in certain circumstances.

         The Committee is also authorized to grant "limited SARs", either as Tandem SARs or Non-Tandem SARs. Limited SARs would become exercisable only upon the occurrence of a Change in Control (as defined in the Plan) or such other event as the Committee may designate at the time of grant or thereafter.


AWARDS TO NON-EMPLOYEE DIRECTORS

         The Plan provides for the Award of options to non-employee directors in lieu of their annual directors' Retainer Fee and also in lieu of Meeting Fees to the extent elected by each such non-employee director under the terms of the Plan. The Retainer Fee and Meeting Fees may be paid, at the election of each director once in each fiscal year in the form of cash, grants ("Stock Awards") of shares of the Corporation's common stock, no par value ("Common Stock"), and options to purchase Common Stock ("Options"), provided that a director electing to receive Stock Awards or Options must elect to receive his Retainer Fee in such forms and may elect to receive his Meeting Fees in such forms; (ii) compensation to be paid in the form of Options will be valued using the Black-Scholes option pricing model and such assumptions as the Corporation, in its sole discretion, deems reasonable; (iii) the exercise price of the Options will be, and Stock Awards will be valued using, the closing price of the Common Stock on the date of grant or issuance or deemed date of grant or issuance; (iv) subject to Stockholder Approval, a director's entitlement to receive Options and Stock Awards will vest, and will be granted or issued, or deemed to be issued or granted, on the first day of the quarter as to which the Retainer Fee is payable (in the case of the Retainer Fee) and on the date of any meeting (in the case of Meeting Fees); (v) options will terminate on the fifth anniversary of the date of issuance and will survive termination of membership on the Board of Directors of the Corporation; and (vi) if Stockholder Approval is not obtained prior to the end of the 1997 Fiscal Year, the election of a director to receive Stock Awards or Options will be null and void and such director shall be entitled to receive his Retainer Fee and Meeting Fees in the form of cash. If the Plan is approved by the stockholders, an aggregate of _________ shares will be issued to Directors during Fiscal 1997 pursuant to the Plan in lieu of cash Retainer Fees.

CHANGE IN CONTROL

         Unless determined otherwise by the Committee at the time of grant, upon a Change in Control (as defined in the Plan), all vesting and forfeiture conditions, restrictions, and limitations in effect with respect to any outstanding award will immediately lapse and any unvested awards will automatically become 100 percent vested. However, unless otherwise determined by the Committee at the time of grant, no acceleration of exercisability shall occur with regard to certain options that the Committee reasonably determines in good faith prior to a Change in Control will be honored or assumed or new rights substituted therefor by a participant's employer immediately following the Change in Control.

MISCELLANEOUS

         Subject to limited post-employment exercise periods and vesting in certain instances, Awards to a participant under the Plan are generally forfeited upon any termination of employment. Participants required to file reports under Section 16(a) of the Exchange Act may be limited to certain specific exercise, election or holding periods with respect to the Awards granted to them under the Plan. Awards will be nonassignable (except by will or the laws of descent and distribution) and will have such terms and will terminate upon such conditions as may be contained in individual Awards.

U. S. FEDERAL INCOME TAX CONSEQUENCES

         The rules concerning the federal tax consequences with respect to options granted pursuant to the Plan are quite technical. The applicable statutory provisions are subject to change, as are their interpretations and applications which may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the federal tax consequences (state and local tax consequences are not addressed below).

         Under current federal income tax laws, the grant of an incentive stock option can be made solely to employees and generally has no income tax consequences for the optionee or the Corporation. In general, no taxable income results to the optionee upon the grant or exercise of an incentive stock option. However, the amount by which the fair market value of the stock acquired pursuant to the incentive stock option exceeds the exercise price is an adjustment item for purposes of alternative minimum tax. If no disposition of the shares is made within either two years from the date the incentive stock option was granted or one year from the date of exercise of the incentive stock option, any gain or loss realized upon disposition of the shares will be treated as a long-term capital gain or loss to the optionee. The Corporation will not be entitled to a tax deduction upon the exercise of an incentive stock option, nor upon a subsequent disposition of the shares, unless the disposition occurs prior to the expiration of the holding period described above. In general, if the optionee does not satisfy these holding period requirements, any gain equal to the difference between the exercise price and the fair market value of the stock at exercise (or, if a lesser amount, the amount realized on disposition over the exercise price) will constitute ordinary income. In the event of such a disposition before the expiration of the holding period described above, the Corporation is entitled to a deduction at that time equal to the amount of ordinary income recognized by the optionee. Any gain in excess of the amount recognized by the optionee as ordinary income would be taxed to the optionee as short-term or long-term capital gain (depending on the applicable holding period).

         In general, an optionee will realize no taxable income upon the grant of nonqualified options and the Corporation will not receive a deduction at the time of such grant, unless the option has a readily ascertainable fair market value (as determined under applicalbe tax law) at the time of grant. Upon exercise of a nonqualified stock option, an optionee generally will recognize ordinary income in an amount equal to the excess of the fair market value of the stock on the date of exercise over the exercise price. Upon a subsequent sale of the stock by the optionee, the optionee will recognize short-term or long-term capital gain or loss, depending upon his holding period for the stock. Subject to the possible application of Section 162(m) of the Code, the Corporation will generally be allowed a deduction equal to the amount recognized by the optionee as ordinary income.

         In addition: (i) any officers and directors of the Corporation subject to Section 16(b) of the Exchange Act may be subject to special tax rules regarding the income tax consequences concerning their options; (ii) any entitlement to a tax deduction on the part of the Corporation is subject to the applicable federal tax rules, including, without limitation, Code Section 162(m) regarding a $1 million limitation on deductible compensation; and (iii) in the event that the exercisability of an option is accelerated because of a Change in Control, payments relating to the options, either alone or together with certain other payments may constitute parachute payments under Section 280G of the Code.

         The Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan is not, nor is it intended to be, qualified under Section 401(a) of the Code.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THIS PROPOSAL TO ADOPT THE LONG TERM STOCK INCENTIVE PLAN.

                                     ITEM 4
                              INDEPENDENT AUDITORS

         The Board of Directors has appointed KPMG Peat Marwick LLP, independent certified public accountants, to audit the books and records of the Corporation for the current year. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE PROPOSAL TO CONFIRM SUCH APPOINTMENT.

         Representatives of KPMG Peat Marwick LLP are expected to be available at the meeting of stockholders to respond to appropriate questions and will be given the opportunity to make a statement if they desire to do so.



                             STOCKHOLDERS PROPOSALS

         Stockholders of the Corporation wishing to include proposals in the proxy material in relation to the annual meeting of the Corporation to be held in 1998 must submit the same in writing so as to be received at the executive offices of the Corporation on or before February 14, 1998. Such proposals must also meet the other requirements of the rules of the Securities and Exchange Commission relating to stockholders proposals.


                           By Order of the Board of Directors,
                           G. Templeton Blackburn, II
                           Secretary

May 23, 1997

                              EXHIBIT A--AMENDMENT TO
               ROSES STORES, INC. CERTIFICATE OF INCORPORATION
                                ARTICLE FIFTEENTH


FIFTEENTH:

         (a) For purposes of this Article Fifteenth, the following terms shall have the meanings indicated below:

               (i) "Agent" shall mean the Person designated by the Corporation for purposes of effectuating the transactions described in paragraphs
         (c) and (d) of this Article.

               (ii)"Board" shall mean the board of directors of the Corporation.

               (iii)  "Code" shall mean the  Internal  Revenue Code of 1986,  as
         amended  from  time  to  time,  or  any  successor  statute,   and  the
         regulations thereunder.

               (iv) "Corporation" shall mean Rose's Stores, Inc.

               (v) "Excess Stock" shall mean, with respect to a Transfer of Stock, the amount of such Stock that is in excess of the amount of Stock that may be transferred without restriction pursuant to subparagraph (b)(i) of this Article.

               (vi) "Existing Five Percent Stockholder" shall mean any five percent stockholder (within the meaning of Section 382 of the Code) of the Corporation, other than a direct Public Group of the Corporation, on the date the Transfer restrictions contained in this Article Fifteenth become effective.

               (vii) "Expiration Date" shall mean the beginning of a taxable year of the Corporation to which the Board determines in writing that no Tax Benefits may be carried forward, unless the Board shall fix an earlier date in accordance with paragraph (h) of this Article.

               (viii) "Initial Transferor" shall mean the Person who initially purported to Transfer Excess Stock to a Purported Acquiror.

               (ix) "Optionee" shall mean any Person holding an Option Right to acquire Stock.

               (x) "Option Right" shall mean any option, warrant or other right to acquire, convert into, or exchange or exercise for, or any similar interests in, shares of Stock.

               (xi) "Ownership  Interest  Percentage" shall mean the sum of such
         Person's or Public Group's direct ownership interest in the Corporation, as determined under Treasury Regulation Section 1.382-2T(f)(8) (or any successor regulation), and such Person's or Public Group's indirect ownership interest in the Corporation, as determined under Treasury Regulation Section 1.382-2T(f)(15) or 1.1502-92T(c) (or any successor regulations), except that, for purposes of determining a person's indirect ownership interest in the Corporation, Treasury Regulation Sections 1.382- 2T(g)(2), 1.382-2T(g)(3), 1.382-2T(h)(2)(iii) and 1.382-2T(h)(6)(iii) (or any
         successor regulations) shall not apply and any Option Right to acquire Stock shall be deemed to have been exercised.

               (xii) "Person" shall mean any individual, corporation, estate, trust, association, company, partnership, joint venture, or other entity or organization, including, without limitation, any "entity" within the meaning of Treasury Regulation Section 1.382-3(a) (or any successor or regulation).

               (xiii) "Prohibited Distribution" shall mean dividends or other distributions made with respect to Stock received by a Purported Acquiror.

               (xiv) "Prohibited Party" shall mean that Person or Public Group that is caused to be in violation of subparagraph (b)(i) of this Article as a result of a Transfer which does not involve a Transfer of Stock of the Corporation.

               (xv) "Public Group" shall mean a group of  individuals,  entities
         or   other   Persons   described   in   Treasury   Regulation   Section
         1.382-2T(f)(13).

               (xvi)  "Purported  Acquiror"  shall mean a  Transferee  of Excess
         Stock.

               (xvii) "Sales Proceeds" shall mean the proceeds received upon a sale of Excess Stock, and the sum of all Prohibited Distributions received with respect to the Excess Stock.

               (xviii) "Stock" shall mean shares of stock of the Corporation (other than stock described in Section 1504(a)(4) of the Code or stock that is not described in Section 1504(a)(4) solely because it is entitled to vote as a result of dividend arrearages), any Option Rights to acquire Stock, and all other interests that would be treated as stock of the Corporation pursuant to Treasury Regulation Section 1.382-2T(f)(18) (or any successor regulation).

               (xix) "Tax Benefits" shall mean the Corporation's net operating loss carryovers, capital loss carryovers and built-in losses.

               (xx) "Transfer" shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event, that causes a Person or Public Group to acquire or increase an Ownership Interest Percentage in the Corporation, or any agreement to take any such actions or cause any such events, including, without limitation, (x) the granting or exercise of any Option Right with respect to Stock, (y) the disposition of any securities or rights convertible into or exchangeable or exercisable for Stock or any interest in Stock or any exercise of any such conversion or exchange or exercise right and (z) transfers of interests in other entities that result in changes in direct or indirect ownership of Stock, in each case, whether voluntary or involuntary, of record, by operation by law or otherwise; provided, however, that a pledge shall not be deemed a Transfer, but a foreclosure pursuant thereto shall be deemed to be a Transfer.

               (xxi) "Transferee" shall mean any Person to whom Stock is transferred.

               (xxii) "Treasury Regulation" shall mean any of the treasury regulations promulgated under the Code.


         (b) In order to preserve the Tax Benefits to which the Corporation is entitled under the Code, the following restrictions shall apply until the Expiration Date.

               (i) No Person, other than the Corporation, shall engage in any Transfer of Stock with any other Person to the extent that such Transfer, if effective, would cause the Ownership Interest Percentage of any Person or Public Group to (i) increase to 4.9 percent or above,
         (ii) increase from 4.9 percent or above to a greater Ownership Interest Percentage or (iii) create a new Public Group under Treasury Regulation
         Section 1.382-2T(j) (3)(i), except as otherwise permitted pursuant to subparagraph (b)(ii).

               (ii) Any Transfer that would otherwise be prohibited pursuant to subparagraph (b)(i) shall nonetheless be permitted if (i) the Transfer is by an Existing Five Percent Stockholder of Stock owned by such stockholder on the date the Transfer restrictions contained in subparagraph (b)(i) become effective or (ii) information relating to a specific proposed transaction is presented to the Board and the Board determines in its discretion that (x) based upon a written opinion of tax counsel selected by the Board, such transaction will not jeopardize or create a material limitation on the Corporation's then current or future ability to utilize its Tax Benefits, taking into account both the proposed transaction and potential future transactions, or (y) the overall economic benefits of such transaction to the Corporation outweigh the detriments of such transaction. Nothing in this subparagraph shall be construed to limit or restrict the Board in the exercise of its fiduciary duties under applicable law.

         (c) (i) Any attempted Transfer of Excess Stock shall be void ab initio and not effective to transfer ownership of the Excess
         Stock to the Purported Acquiror thereof, who shall not be entitled to any rights as a stockholder of the Corporation with respect to the Excess Stock (including, without limitation, the right to vote or to receive dividends with respect thereto and, to the extent that a vote is cast by a Purported Acquiror, the vote shall be rescinded as void), or otherwise as the holder of the Excess Stock, unless approval of the Board is obtained as provided in subparagraph (b)(ii) of this Article Fifteenth.

               (ii) Upon demand by the Corporation, the Purported Acquiror shall transfer any certificate or other evidence of purported ownership of the Excess Stock within the Purported Acquiror's possession or control, along with any Prohibited Distributions received by the Purported Acquiror, to the Agent. If, prior to the notification by the Agent of such demand, the Purported Acquiror has sold the Excess Stock to an unrelated party in an arm's-length transaction that would not constitute a prohibited Transfer pursuant to subparagraph (b)(i) of this Article Fifteenth if made by the Initial Transferor, the Purported Acquiror shall be deemed to have sold the Excess Stock on behalf of the Initial Transferor, and, in lieu of transferring the Excess Stock to the Agent, shall transfer the Sale Proceeds to the Agent, except to the extent that the Agent grants written permission to the Purported Acquiror to retain a portion of the Sale Proceeds not exceeding the amount that would have been payable by the Agent to the Purported Acquiror pursuant to subparagraph (c)(iii) if the Excess Stock had been sold by the Agent rather than by the Purported Acquiror. Any purported Transfer of the Excess Stock by the Purported Acquiror, other than a Transfer described in one of the two preceding sentences, shall not be effective to transfer any ownership of the Excess Stock.

               (iii) The Agent shall sell in an arm's-length transaction (on the public securities market in which the Stock is traded, if possible) any Excess Stock transferred to the Agent by the Purported Acquiror to the extent such sale would not constitute a prohibited Transfer pursuant to subparagraph (b)(i) of this Article Fifteenth. The Sales Proceeds shall be allocated and paid to the Purported Acquiror up to the following amount: (x) where applicable, the purported purchase price paid or value of consideration surrendered by the Purported Acquiror for the Excess Stock and (y) where the purported Transfer of the Excess Stock to the Purported Acquiror was by gift, inheritance or any similar purported Transfer, the fair market value of the Excess Stock at the time of such purported Transfer. Any Sale Proceeds in excess of the amount allocable to the Purported Acquiror pursuant to the preceding sentence, shall be transferred to an entity designated by the Corporation that is described in Section 501(c)(3) of the Code. In no event shall any such amounts inure to the benefit of the Corporation or the Agent, but such amounts may be used to cover expenses incurred by the Agent in performing its duties under this paragraph.

         (d) In the event of any Transfer which does not involve a Transfer of Stock, but which would cause a Prohibited Party to violate a restriction on Transfers provided for in this Article Fifteenth, (such as, for example, the acquisition by a third entity of two unrelated entities each previously holding 4 percent of the Stock), the application of subparagraphs (c)(ii) and (c)(iii) shall be modified as described in this paragraph (d). The Prohibited Party shall not be required to dispose of any interest that is not Stock, but shall be deemed to have disposed of or caused the disposition of, and shall be required to dispose of or cause the disposition of, sufficient Stock to cause the Prohibited Party following such disposition, not to be in violation of subparagraph (b)(i) of this Article Fifteenth. Such disposition shall be deemed to occur simultaneously with the Transfer giving rise to the application of this provision, and such Stock that is deemed to be disposed of shall be considered Excess Stock and shall be disposed of through the Agent as provided in subparagraph (c)(ii) and subparagraph (c)(iii) of this Article Fifteenth, except that the maximum aggregate amount payable to the Prohibited Party in connection with such sale shall be the fair market value of the Excess Stock at the time of the purported Transfer. All expenses incurred by the Agent in disposing of the Excess Stock shall be paid out of any amounts due the Prohibited Party.


         (e) Within 30 business days after learning of a purported Transfer of Excess Stock to a Purported Acquiror or a Transfer that would cause a Person to become a Prohibited Party, the Corporation (through its Secretary) shall demand that the Purported Acquiror or Prohibited Party surrender to the Agent the certificates representing the Excess Stock, or any Sale Proceeds, and any Prohibited Distributions. If such surrender is not made by the Purported Acquiror or Prohibited Party within 30 business days from the date of such demand, the Corporation may institute legal proceedings to compel such transfer; provided, however, that nothing in this paragraph (e) shall preclude the Corporation in its discretion from immediately bringing legal proceedings without a prior demand, and also provided that failure of the Corporation to act within the time periods set forth in this paragraph (e) shall not constitute a waiver of any right of the Corporation under this Article Fifteenth.


         (f) The Corporation may require as a condition to the registration of the Transfer of any shares of its Stock that the proposed Transferee furnish to the Corporation all information reasonably requested by the Corporation with respect to all the proposed Transferee's direct or indirect ownership interests in, or options to acquire, Stock.


         (g) All certificates evidencing ownership of shares of Stock shall bear substantially the following legend:

         THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR THE PURPOSE OF THE PRESERVATION OF THE CORPORATION'S NET OPERATING LOSS CARRYOVERS AND RELATED TAX ATTRIBUTES PURSUANT TO SECTION 382 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. WITHOUT THE AUTHORIZATION OF THE BOARD OF DIRECTORS , NO PERSON OTHER THAN THE CORPORATION, SHALL ENGAGE IN ANY TRANSFER OF STOCK WITH ANY OTHER PERSON TO THE EXTENT THAT SUCH TRANSFER, IF EFFECTIVE, WOULD CAUSE THE OWNERSHIP INTEREST PERCENTAGE OF ANY PERSON OR PUBLIC GROUP TO (I) INCREASE TO 4.9 PERCENT OR ABOVE, (II) INCREASE FROM 4.9 PERCENT OR ABOVE TO A GREATER OWNERSHIP INTEREST PERCENTAGE OR
         (III) CREATE A NEW PUBLIC GROUP UNDER TREASURY REGULATION SECTION 1.382-2T(j)(3)(i). (FOR THIS PURPOSE OWNERSHIP INCLUDES OWNERSHIP BY ATTRIBUTION AS WELL AS DIRECT OWNERSHIP). NOTWITHSTANDING THE FOREGOING, THE TRANSFER RESTRICTIONS DO NOT APPLY TO THE TRANSFER BY A STOCKHOLDER WHICH IS A FIVE PERCENT STOCKHOLDER (WITHIN THE MEANING OF
         SECTION 382) ON THE DATE THE TRANSFER RESTRICTIONS BECAME EFFECTIVE OF STOCK OWNED BY SUCH STOCKHOLDER ON THAT DATE. ITALICIZED TERMS IN THIS LEGEND HAVE THE MEANINGS DEFINED IN ARTICLE FIFTEEN OF THE CERTIFICATE OF INCORPORATION. A COPY OF THE RESTRICTIONS ON TRANSFER, WILL BE SENT WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS. IF THE RESTRICTIONS ON TRANSFER ARE VIOLATED, THE TRANSFER WILL BE VOID AB INITIO WITH THE CORPORATION RETAINING THE RIGHT TO REPOSSESS AND DISPOSE OF SUCH STOCK IN A PERMITTED TRANSFER.


         (h) Nothing contained in this Article Fifteenth shall limit the authority of the Board to take such other action to the extent permitted by law as it deems necessary or advisable to protect the Corporation and the interests of the holders of its Stock in preserving the Tax Benefits. Without limiting the generality of the foregoing, in the event of a change in law making one or more of the following actions necessary or desirable, the Board may, by adopting a written resolution of the Board, (i) accelerate or extend the Expiration Date,
(ii) modify the Ownership Interest Percentage in the Corporation specified in the first sentence of subparagraph (b)(i) or (iii) modify the definitions of any terms set forth in this Article Fifteenth; provided, however, that the Board shall not cause there to be such acceleration, extension, change or modification unless it concludes in writing that such action is reasonably necessary or advisable to preserve the Tax Benefits or that the continuation of these restrictions is no longer reasonably necessary for the preservation of the Tax Benefits, and its conclusion is based upon a written opinion of tax counsel to the Corporation. Such written conclusion shall be filed with the Secretary of the Corporation and shall be mailed by the Secretary to all stockholders of this Corporation within 10 days after the date of any such conclusion.

         (i) The Corporation and the members of the Board shall be fully protected in relying in good faith upon the information, opinions, reports or statements of the chief executive officer, the chief financial officer or the chief accounting officer of the Corporation or of the Corporation's legal counsel, independent auditors, transfer agent, investment bankers or other employees and agents in making the determinations and findings contemplated by this Article Fifteenth and the members of the Board shall not be responsible for any good faith errors made in connection therewith.


         (j) Notwithstanding any other provisions of this Certificate of Incorporation or any provision of law that might otherwise permit a lesser or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the capital stock of the Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of not less than two-thirds of the shares of the Corporation then entitled to be voted generally in an election of directors, voting together as a single class, shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article Fifteenth.

                                    EXHIBIT B

                               ROSE'S STORES, INC.

                         LONG TERM STOCK INCENTIVE PLAN

                                TABLE OF CONTENTS
                                                                      Page

ARTICLE I         PURPOSE................................................1

ARTICLE II.       DEFINITIONS............................................1

ARTICLE III.      ADMINISTRATION.........................................7

ARTICLE IV.       SHARE AND OTHER LIMITATIONS...........................10

ARTICLE V.        ELIGIBILITY...........................................13

ARTICLE VI.       STOCK OPTION GRANTS...................................13

ARTICLE VII.      RESTRICTED STOCK AWARD................................16

ARTICLE VIII.     STOCK APPRECIATION RIGHTS.............................18

ARTICLE IX.       PERFORMANCE SHARES....................................20

ARTICLE X.        PERFORMANCE UNITS.....................................22

ARTICLE XI.       OTHER STOCK-BASED AWARDS..............................24

ARTICLE XII.      NON-EMPLOYEE DIRECTOR AWARDS..........................25

ARTICLE XIII.     NON-TRANSFERABILITY AND TERMINATION OF
                  EMPLOYMENT/CONSULTANCY PROVISIONS.....................27

ARTICLE XIV.      CHANGE IN CONTROL PROVISIONS..........................30

ARTICLE XV.       TERMINATION OR AMENDMENT OF THE PLAN..................32

ARTICLE XVI.      UNFUNDED PLAN.........................................33

ARTICLE XVII.     GENERAL PROVISIONS....................................33

ARTICLE XVIII.    EFFECTIVE DATE OF PLAN................................36

ARTICLE XIX.      TERM OF PLAN..........................................36

ARTICLE XX.       NAME OF PLAN..........................................37

EXHIBIT A         PERFORMANCE GOALS.....................................38

                               ROSE'S STORES, INC.
                         LONG TERM STOCK INCENTIVE PLAN


                                   ARTICLE I.

                                     PURPOSE

         The purpose of this Rose's Stores, Inc. Long Term Stock Incentive Plan (this "Plan") is to enhance the profitability and value of Rose's Stores, Inc. (the "Company") for the benefit of their stockholders by enabling the Company
(i) to offer employees and Consultants of the Company and Designated Subsidiaries, stock based incentives and other equity interests in the Company, thereby creating a means to raise the level of stock ownership by employees and Consultants in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company's stockholders and (ii) to offer Non- Employee Directors stock based incentives, in lieu of payment of their Retainer Fees (as defined below) or Total Director Fees (as defined below) in cash, thereby attracting, retaining and rewarding such Non-Employee Directors, and strengthening the mutuality of interests between Non-Employee Directors and the Company's stockholders.


                                   ARTICLE II.

                                   DEFINITIONS

         For purposes of this Plan, the following terms shall have the following meanings:

                  2.1.  "Acquisition Events" shall have the meaning set forth in
         Section 4.2(d).

                  2.2.  "Alternative Option" shall have the meaning set forth in
         Section 14.1(c).

                  2.3. "Award" shall mean any award under this Plan of any Stock Option, Common Stock, Restricted Stock, Stock Appreciation Right, Performance Unit, Performance Share or Other Stock-Based Award. All Awards, other than Common Stock [and Stock Options] elected under
         Article XII, shall be confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant.

                  2.4. "Board" shall mean the Board of Directors of the Company.

                  2.5. "Cause" shall mean, with respect to a Participant's Termination of Employment or Termination of Consultancy, (i) in the case where there is no employment or consulting agreement, change in control agreement or similar agreement in effect between the Company or a Designated Subsidiary and the Participant at the time of the relevant grant or Award, or where there is an employment or consulting agreement, change in control agreement or similar agreement in effect at the time of the relevant grant or Award but such agreement either does not define "cause" (or words of like import) or a "cause" termination would not be permitted under such agreement at that time because other conditions were not satisfied, termination due to a Participant's dishonesty, fraud, insubordination, willful misconduct, refusal to perform services (for any reason other than illness or incapacity) or materially unsatisfactory performance of his or her duties for the Company or a Designated Subsidiary; or (ii) in the case where there is an employment or consulting agreement, change in control agreement or similar agreement in effect between the Company or a Designated Subsidiary and the Participant at the time of the relevant grant or Award that defines "cause" (or words of like import) and a "cause" termination would be permitted under such agreement at that time, termination that is or would be deemed to be for "cause" (or words of like import) as defined under such agreement; provided, that with regard to any agreement that conditions "cause" on occurrence of a change in control, such definition of "cause" shall not apply until a change in control actually takes place and then only with regard to a termination thereafter. With respect to a Participant's Termination of Directorship, "cause" shall mean an act or failure to act that constitutes "cause" for removal of a director under applicable Delaware law.

                  2.6. "Change in Control" and "Change in Control Price" shall have the meanings set forth in Article XIV.

                  2.7. "Code" shall mean the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision.

                  2.8. "Committee" shall mean a committee of the Board appointed from time to time by the Board, which committee shall be intended to consist of two or more non-employee directors, each of whom shall be, to the extent required by Rule 16b-3 and Section 162(m) of the Code, a non-employee director as defined in Rule 16b-3 and an outside director as defined under Section 162(m) of the Code.

                  2.9. "Common Stock" shall mean the Common Stock, $.01 par value per share, of the Company.

                  2.10. "Company" shall mean Rose's Stores, Inc.

                  2.11. "Consultant" shall mean any adviser or consultant to the Company and its Designated Subsidiaries who is eligible pursuant to
         Section 5.1 to be granted Awards under this Plan.

                  2.12. "Designated Subsidiary" shall mean any subsidiary of the Company within the meaning of Section 424(f) of the Code.

                  2.13. "Disability" shall mean total and permanent disability, as defined in Section 22(e)(3) of the Code.

                  2.14. "Effective Date" shall mean the effective date of the Plan as defined in Article XVIII.

                  2.15. "Eligible Employees" shall mean the employees of the Company and the Designated Subsidiaries who are eligible pursuant to
         Section 5.1 to be granted Awards under this Plan.

                  2.16. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  2.17. "Fair Market Value" for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, shall mean, as of any date, the last sales price reported for the Common Stock on the applicable date (i) as reported by the principal national securities exchange in the United States on which it is then traded, or (ii) if the Common Stock is not then traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the National Association of Securities Dealers. If the Common Stock is not readily tradable on a national securities exchange or any system sponsored by the National Association of Securities Dealers, Fair Market Value of the Common Stock shall be set in good faith by the Committee on the advice of a registered investment adviser (as defined under the Investment Advisers Act of 1940). For purposes of the grant of any Award (other than a Performance Unit Award granted in a dollar amount), the applicable date shall be the date for which the last sales price is available at the time of grant. For purposes of the conversion of a monetary Performance Unit Award to an aggregate number of shares of Common Stock for reference purposes, the applicable date shall be the date determined by the Committee in accordance with Section 10.1. For purposes of the exercise of any Stock Appreciation Right the applicable date shall be the date a notice of exercise is received by the Committee or, if not a day on which the applicable market is open, the next day that it is open.

                  2.18. "Good Reason" shall mean, with respect to a Participant's Termination of Employment or Termination of Consultancy,
         (i) in the case where there is no employment or consulting agreement, change in control or similar agreement in effect between the Company or a Designated Subsidiary and the Participant at the time of the relevant grant or Award, or where there is an employment or consulting agreement, change in control or similar agreement in effect at the time of the relevant grant or Award, but such agreement either does not define "good reason" (or words of like import) or a good reason termination would not be permitted under such agreement at that time because other conditions were not satisfied, a voluntary termination due to "good reason," as the Committee, in its sole discretion, decides to treat as a Good Reason termination; or (ii) in the case where there is an employment or consulting agreement, change in control or similar agreement in effect, between the Company or a Designated Subsidiary and the Participant at the time of the relevant grant or Award that defines "good reason" (or words of like import) and a good reason termination would be permitted under such agreement at that time, termination due to "good reason" (or words of like import) as specifically provided in such agreement; provided, that with regard to any agreement that conditions "good reason" on occurrence of a change in control, such definition of "good reason" shall not apply until a change in control actually takes place and then only with regard to a termination thereafter.

                  2.19. "Incentive Stock Option" shall mean any Stock Option awarded under this Plan intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

                  2.20. "Limited Stock Appreciation Right" shall mean an Award made pursuant to Section 8.6 of this Plan which may be a Tandem Stock Appreciation Right or a Non- Tandem Stock Appreciation Right.

                  2.21. "Meeting Fees" shall mean any fees to which a Non-Employee Director is entitled for attending Board meetings or for attending the meetings of any Board committee of which the Non-Employee Director is a member.

                  2.22. "Non-Employee Director" shall mean any non-employee director of the Company or any Designated Subsidiary who is not an employee of the Company or any Designated Subsidiary and who is eligible pursuant to Section 5.2 to elect to receive Common Stock [or Stock Options] in lieu of Retainer Fees or Total Director Fees payable in cash, pursuant to Article XII.

                  2.23. "Non-Qualified Stock Option" shall mean any Stock Option awarded under this Plan that is not an Incentive Stock Option.

                  2.24. "Non-Tandem Stock Appreciation Right" shall mean a Stock Appreciation Right entitling the holder to receive an amount in cash or stock equal to the excess of (x) the Fair Market Value of a share of Common Stock on of the date such right is exercised, over (y) the aggregate exercise price of such right, otherwise than on surrender of a Stock Option.

                  2.25. "Other Stock-Based Award" shall have the meaning set forth in Article XI.

                  2.26. "Participant" shall mean the following persons to whom an Award has been made pursuant to this Plan: Eligible Employees and Consultants of the Company and Designated Subsidiaries and Non-Employee Directors of the Company who elect to receive Common Stock [or Stock Options] in lieu of Retainer Fees or Total Director Fees payable in cash, pursuant to Article XII.

                  2.27.  "Performance Cycle" shall have the meaning set forth in
         Section 10.1.

                  2.28. "Performance Period" shall have the meaning set forth in
         Section 9.1.

                  2.29. "Performance Share" shall mean an Award made pursuant to
         Article IX of this Plan of the right to receive Common Stock or, as determined by the Committee in its sole discretion, cash of an equivalent value at the end of a specified Performance Period or thereafter.

                  2.30. "Performance Unit" shall mean an Award made pursuant to
         Article X of this Plan of the right to receive an amount payable in cash or Common Stock or a combination of both at the end of a specified Performance Cycle or thereafter.

                  2.31. "Reloads" shall have the meaning set forth in Section 6.3(h).

                  2.32. "Restricted Stock" shall mean an award of shares of Common Stock under the Plan that is subject to restrictions under
         Article VII.

                  2.33. "Restriction Period" shall have the meaning set forth in
         Section 7.3(a) with respect to Restricted Stock for Eligible Employees and Consultants.

                  2.34.   "Retainer   Fee"   shall  mean  the  fee  to  which  a
         Non-Employee Director is entitled for service on the Board as a director during a fiscal year of the Company.

                  2.35. "Retirement" with respect to a Participant's Termination of Employment or Termination of Consultancy shall mean a termination without Cause from the Company and/or a Designated Subsidiary by a Participant who has attained (i) at least age 65; (ii) at least age 62 and performed 10 or more years of service with the Company (or its predecessors) and/or a Designated Subsidiary; or (iii) such earlier date after age 55 as approved by the Committee with regard to such Participant. With respect to a Participant's Termination of Directorship, Retirement shall mean the failure to stand for reelection or the failure to be reelected after a Participant has attained age 65.

                  2.36. "Rule 16b-3" shall mean Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provisions.

                  2.37. "Section 162(m) of the Code" shall mean the exception for performance- based compensation under Section 162(m) of the Code and any Treasury regulations thereunder.

                  2.38. "Stock Appreciation Right" shall mean the right pursuant to an Award granted under Article VIII.

                  2.39. "Stock Option" or "Option" shall mean any Option to purchase shares of Common Stock granted to Eligible Employees or Consultants pursuant to Article VI or any Option to purchase shares of Common Stock granted to Non-Employee Directors pursuant to Article XII.

                  2.40. "Tandem Stock Appreciation Right" shall mean a Stock Appreciation Right entitling the holder to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount in cash or stock equal to the excess of (i) the Fair Market Value, on the date such Stock Option (or such portion thereof) is surrendered, of the Common Stock covered by such Stock Option (or such portion thereof), over (ii) the aggregate exercise price of such Stock Option (or such portion thereof).

                  2.41. "Ten Percent Stockholder" shall mean a person owning stock of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company, as defined in
         Section 422 of the Code.

                  2.42. "Termination of Consultancy" shall mean, with respect to a Consultant, that the Consultant is no longer acting as a Consultant to the Company and its Designated Subsidiaries. In the event an entity shall cease to be a Designated Subsidiary, there shall be deemed a Termination of Consultancy of any individual who is not otherwise a Consultant of the Company or another Designated Subsidiary at the time the entity ceases to be a Designated Subsidiary.

                  2.43. "Termination of Directorship" shall mean, with respect to a Non- Employee Director, that the Non-Employee Director has ceased to be a director of the Company or has become an employee of the Company.

                  2.44. "Termination of Employment" shall mean (i) a termination of service (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Designated Subsidiaries; or (ii) when an entity which is employing a Participant ceases to be a Designated Subsidiary, unless the Participant thereupon becomes employed by the Company or another Designated Subsidiary.

                  2.45.   "Total   Director  Fees"  shall  mean  the  sum  of  a
         Non-Employee Director's Retainer Fee and Meeting Fees for a fiscal year of the Company.

                  2.46. "Transfer" or "Transferred" shall mean anticipate, alienate, attach, sell, assign, pledge, encumber, charge or otherwise transfer.

                                  ARTICLE III.

                                 ADMINISTRATION

         3.1. The Committee. The Plan shall be administered and interpreted by the Committee, except that, if and to the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance with the requirements of Rule 16b-3 or Section 162(m) of the Code shall not affect the validity of the awards, grants, interpretations or other actions of the Committee.

         3.2. Awards. The Committee shall have full authority to grant, pursuant to the terms of this Plan (including Article V hereof): (i) Stock Options; (ii) Restricted Stock; (iii) Stock Appreciation Rights; (iv) Performance Shares; (v) Performance Units; and (vi) Other Stock- Based Awards to Eligible Employees and Consultants. Non-Employee Directors of the Company may elect to receive Common Stock [or Stock Options] in lieu of Retainer Fees or Total Director Fees pursuant to Article XII. In particular, the Committee shall have the authority:

                  (a) to select the Eligible Employees and Consultants to whom Stock Options, Restricted Stock, Stock Appreciation Rights, Performance Shares, Performance Units and Other Stock-Based Awards may from time to time be granted hereunder;

                  (b) to determine whether and to what extent Stock Options, Restricted Stock, Stock Appreciation Rights, Performance Shares, Performance Units, Other Stock-Based Awards or any combination thereof, are to be granted hereunder to one or more Eligible Employees or Consultants;

                  (c) to determine, in accordance with the terms of this Plan, the number of shares of Common Stock to be covered by each Award to an Eligible Employee, Consultant or Non-Employee Director granted hereunder;

                  (d) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder to an Eligible Employee or Consultant (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Stock Option or other Award, and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

                  (e) to determine whether and under what circumstances a Stock Option may be settled in cash, Common Stock and/or Restricted Stock under Section 6.3(d);

                  (f) to determine whether, to what extent and under what circumstances to provide loans (which may be on a recourse basis and shall bear interest at the rate the Committee shall provide) to Eligible Employees and Consultants in order to exercise Options under the Plan;

                  (g) to determine whether a Stock Appreciation Right shall be a Tandem Stock Appreciation Right or Non-Tandem Stock Appreciation Right; and

                  (h) to determine whether to require an Eligible Employee, Consultant or Non- Employee Director, as a condition of the granting of any Award, to not sell or otherwise dispose of shares acquired pursuant to the exercise of an Option or as an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Option or Award.

         3.3. Guidelines. Subject to Article XV hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its administrative responsibilities, as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements relating thereto); and otherwise to supervise the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to carry this Plan into effect but only to the extent any such action would be permitted under the applicable provisions of both Rule 16b-3 and Section 162(m) of the Code. The Committee may adopt special guidelines and provisions for persons who are residing in, or subject to, the taxes of, countries other than the United States to comply with applicable tax and securities laws. To the extent applicable, this Plan is intended to comply with
Section 162(m) of the Code and the applicable requirements of Rule 16b-3 and shall be limited, construed and interpreted in a manner so as to comply therewith.

         3.4. Decisions Final. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board, or the Committee (or any of its members) arising out of or in connection with this Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

         3.5. Reliance on Counsel. The Company, the Board or the Committee may consult with legal counsel, who may be counsel for the Company or other counsel, with respect to its obligations or duties hereunder, or with respect to any action or proceeding or any question of law, and shall not be liable with respect to any action taken or omitted by it in good faith pursuant to the advice of such counsel.

         3.6. Procedures. If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as the Committee shall deem advisable. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all the Committee members in accordance with the By-Laws of the Company, shall be fully as effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

         3.7.  Designation of Consultants/Liability.

                  (a) The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of this Plan and may grant authority to employees to execute agreements or other documents on behalf of the Committee.

                  (b) The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of this Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any person designated pursuant to Section 3.7(a) shall not be liable for any action or determination made in good faith with respect to this Plan. To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Award granted under it. To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance, each officer and member or former member of the Committee or of the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with this Plan, except to the extent arising out of such officer's, member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the officers, directors or members or former officers, directors or members may have under applicable law, under the Certificate of Incorporation or By-Laws of the Company or Designated Subsidiary or otherwise. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under this Plan.

                                   ARTICLE IV.

                           SHARE AND OTHER LIMITATIONS

         4.1.  Shares.

                  (a) GENERAL LIMITATION. The aggregate number of shares of Common Stock which may be issued or used for reference purposes under this Plan shall not exceed 500,000 shares (subject to any increase or decrease pursuant to Section 4.2) which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company. If any Option or Stock Appreciation Right granted under this Plan expires, terminates or is canceled for any reason without having been exercised in full or, with respect to Options, the Company repurchases any Option pursuant to Section 6.3(f), the number of shares of Common Stock underlying the repurchased Option, and/or the number of shares of Common Stock underlying any unexercised Stock Appreciation Right or Option shall again be available for the purposes of Awards under this Plan. If any shares of Restricted Stock awarded under this Plan to a Participant are forfeited or repurchased by the Company for any reason, the number of forfeited or repurchased shares of Restricted Stock shall again be available for the purposes of Awards under this Plan. If any Performance Shares, Performance Units or Other Stock-Based Awards awarded under this Plan are forfeited, the number of shares of Common Stock underlying the forfeited Performance Shares, Performance Units or Other Stock-Based Awards shall again be available for purposes of Awards under this Plan. If a Tandem Stock Appreciation Right or a Limited Stock Appreciation Right granted in tandem with an Option is granted under this Plan, such grant shall only apply once against the maximum number of shares of Common Stock which may be issued under this Plan.

                  (b) INDIVIDUAL PARTICIPANT LIMITATIONS. (i) The maximum number of shares of Common Stock subject to any Option which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee or Consultant shall be [______] shares (subject to any increase or decrease pursuant to Section 4.2).

                           (ii) The maximum number of shares of Restricted Stock for which the lapse of the relevant Restriction Period is subject to the attainment of preestablished performance goals in accordance with
         Section 7.3(a)(ii) herein which may be granted under this Plan to each Eligible Employee or Consultant shall be [______] shares (subject to any increase or decrease pursuant to Section 4.2) during any fiscal year of the Company. There are no annual individual Eligible Employee or Consultant share limitations on Restricted Stock for which the lapse of the relevant Restriction Period is not subject to attainment of preestablished performance goals in accordance with Section 7.3(a)(ii) herein.

                           (iii) The maximum number of shares of Common Stock subject to any Stock Appreciation Right which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee or Consultant shall be [________] shares (subject to any increase or decrease pursuant to Section 4.2). If a Tandem Stock Appreciation Right or Limited Stock Appreciation Right is granted in tandem with an Option it shall apply against the Eligible Employee's or Consultant's individual share limitations for both Stock Appreciation Rights and Options.

                           (iv) The maximum value at grant of Performance Units which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee or Consultant shall be $[________] (and may not be converted for reference purposes to more than [_______] shares of Common Stock (subject to any increase or decrease pursuant to Section 4.2)). Each Performance Unit shall be referenced to one share of Common Stock and shall be charged against the available shares under this Plan at the time the unit value measurement is converted to a referenced number of shares of Common Stock in accordance with Section 10.1.

                           (v) The maximum number of Performance Shares which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee or Consultant shall be [______] shares (subject to any increase or decrease pursuant to Section 4.2).

                           (vi) The maximum number shares of Common Stock subject to any Other Stock-Based Awards which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee or Consultant shall be [______] shares (subject to any increase or decrease pursuant to Section 4.2).

         4.2.  Changes.

                  (a) The existence of this Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, or Designated Subsidiaries, any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting Common Stock, the authorization or issuance of additional shares of Common Stock, the dissolution or liquidation of the Company or Designated Subsidiaries, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

                  (b) In the event of any change in the capital structure or business of the Company by reason of any stock dividend or extraordinary dividend, stock split or reverse stock split, recapitalization, reorganization, merger, consolidation, or exchange of shares, distribution with respect to its outstanding Common Stock or capital stock other than Common Stock, reclassification of its capital stock, any sale or Transfer of all or part of the Company's assets or business, or any similar change affecting the Company's capital structure or business and the Committee determines an adjustment is appropriate under this Plan, then the aggregate number and kind of shares which thereafter may be issued under this Plan, the number and kind of shares or other property (including cash) to be issued upon exercise of an outstanding Option or other Awards granted under this Plan and the purchase or exercise price thereof shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under this Plan or as otherwise necessary to reflect the change, and any such adjustment determined by the Committee in good faith shall be binding and conclusive on the Company and all Participants and employees and their respective heirs, executors, administrators, successors and assigns.

                  (c) Fractional shares of Common Stock resulting from any adjustment in Options or Awards pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Option or Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Plan.

                  (d) In the event of a merger or consolidation in which the Company is not the surviving entity or in the event of any transaction that results in the acquisition of substantially all of the Company's outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the Company's assets (all of the foregoing being referred to as "Acquisition Events"), then the Committee may, in its sole discretion, terminate all outstanding Options and Stock Appreciation Rights of Eligible Employees and Consultants, effective as of the date of the Acquisition Event, by delivering notice of termination to each such Participant at least 20 days prior to the date of consummation of the Acquisition Event; provided, that during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of his or her Options and Stock Appreciation Rights that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Option or Award Agreements) but contingent on the occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise shall be null and void. If an Acquisition Event occurs, to the extent the Committee does not terminate the outstanding Options and Stock Appreciation Rights pursuant to this Section 4.2(d), then the provisions of Section 4.2(b) shall apply.

         4.3. Purchase Price. Notwithstanding any provision of this Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under this Plan, such shares shall not be issued for a consideration which is less than as permitted under applicable law.


                                   ARTICLE V.

                                   ELIGIBILITY

         5.1. All employees and Consultants of the Company and its Designated Subsidiaries are eligible to be granted Options, Restricted Stock, Stock Appreciation Rights, Performance Shares, Performance Units and Other Stock-Based Awards under this Plan. Eligibility under this Plan shall be determined by the Committee.

         5.2. Non-employee directors of the Company are only eligible to receive Common Stock [or Stock Options] in lieu of Retainer Fees or Total Director Fees payable in cash, in accordance with Article XII of the Plan.


                                   ARTICLE VI.

                               STOCK OPTION GRANTS

         6.1. Options. Each Stock Option granted hereunder shall be an Incentive Stock Option or a Non-Qualified Stock Option.

         6.2. Grants. The Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not so qualify, shall constitute a separate Non-Qualified Stock Option. The Committee shall have the authority to grant to any Consultant one or more Non-Qualified Stock Options (with or without Stock Appreciation Rights). Under no circumstances shall the Committee grant Incentive Stock Options to any Consultant.

         6.3. Terms of Options. Options granted under this Plan shall be subject to the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

                  (a) EXERCISE PRICE. The exercise price per share of Common Stock purchasable under an Incentive Stock Option shall be determined by the Committee at the time of grant but shall not be less than 100% of the Fair Market Value of a share of Common Stock at the time of grant; provided, however, that if an Incentive Stock Option is granted to a Ten Percent Stockholder, the purchase price shall be no less than 110% of the Fair Market Value of the Common Stock. The exercise price per share of Common Stock purchasable under a Non-Qualified Stock Option shall be determined by the Committee but shall not be less than the 100% of the Fair Market Value of a share of Common Stock at the time of grant. Notwithstanding the foregoing, if an Option is modified, extended or renewed and thereby deemed to be the issuance of a new Option under the Code, the exercise price of an Option may continue to be the original exercise price even if less than the Fair Market Value of the Common Stock at the time of such modification, extension or renewal.

                  (b) OPTION TERM. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than 10 years after the date the Option is granted, provided, however, the term of an Incentive Stock Option granted to a Ten Percent Stockholder may not exceed five years.

                  (c) EXERCISABILITY. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after the time of grant in whole or in part (including, without limitation, that the Committee may waive the installment exercise provisions or accelerate the time at which Options may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

                  (d) METHOD OF EXERCISE. Subject to whatever installment exercise and waiting period provisions apply under Section 6.3(c), Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the exercise price in such form, or such other arrangement for the satisfaction of the exercise price, as the Committee may accept. If and to the extent determined by the Committee in its sole discretion at or after grant, payment in full or in part may also be made in the form of Common Stock withheld from the shares to be received on the exercise of a Stock Option hereunder, Common Stock owned by the Participant (and for which the Participant has good title free and clear of any liens and encumbrances) or Restricted Stock based, in each case, on the Fair Market Value of the Common Stock on the payment date (without regard to any forfeiture restrictions applicable to such Restricted Stock). No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for. If payment in full or in part has been made in the form of Restricted Stock, an equivalent number of shares of Common Stock issued on exercise of the

         Option shall be subject to the same restrictions and conditions, during the remainder of the Restriction Period, applicable to the Restricted Stock surrendered therefor.

                  (e) INCENTIVE STOCK OPTION LIMITATIONS. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under this Plan and/or any other stock option plan of the Company or any Designated Subsidiary or parent corporation (within the meaning of Section 424(e) of the Code) exceeds $100,000, such Options shall be treated as Options which are not Incentive Stock Options.

                  Should the foregoing provision not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend this Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

                  (f) BUY OUT AND SETTLEMENT PROVISIONS. The Committee may at any time on behalf of the Company offer to buy out an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

                  (g) FORM, MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. Subject to the terms and conditions and within the limitations of this Plan, an Option shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may modify, extend or renew outstanding Options granted under this Plan (provided that the rights of a Participant are not reduced without his consent), or accept the surrender of outstanding Options (up to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised).

                  (h) OTHER TERMS AND CONDITIONS. Options may contain such other provisions, which shall not be inconsistent with any of the foregoing terms of the Plan, as the Committee shall deem appropriate including, without limitation, permitting reloads such that the same number of Options are granted as the number of Options exercised, shares used to pay for the exercise price of Options or shares used to pay withholding taxes ("Reloads"). With respect to Reloads, the exercise price of the new Stock Option shall be the Fair Market Value on the date of the Reload and the term of the Stock Option shall be the same as the remaining term of the Options that are exercised, if applicable, or such other exercise price and term as determined by the Committee.

                                  ARTICLE VII.

                             RESTRICTED STOCK AWARDS

         7.1. Awards of Restricted Stock. Shares of Restricted Stock may be issued to Eligible Employees or Consultants either alone or in addition to other Awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient (subject to Section 7.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards. The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine, in its sole discretion.

         7.2. Awards and Certificates. The prospective Participant selected to receive a Restricted Stock Award shall not have any rights with respect to such Award, unless and until such Participant has delivered to the Company a fully executed copy of the agreement evidencing the Restricted Stock Award and has otherwise complied with the applicable terms and conditions of such Restricted Stock Award. Further, such Restricted Stock Award shall be subject to the following conditions:

                  (a) PURCHASE PRICE. The purchase price of Restricted Stock shall be fixed by the Committee. Subject to Section 4.3, the purchase price for shares of Restricted Stock may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value.

                  (b) ACCEPTANCE. Awards of Restricted Stock must be accepted within a period of 90 days (or such shorter period as the Committee may specify at grant) after the Award date, by executing a Restricted Stock Award agreement and by paying whatever price (if any) the Committee has designated thereunder.

                  (c) LEGEND. A Restricted Stock Award shall be evidenced by a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent. A certificate evidencing a Restricted Stock Award shall bear an appropriate legend referring to the terms, conditions and restrictions applicable thereto substantially in the following form:

                  "The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Rose's Stores, Inc. (the "Company") Long Term Stock Incentive Plan and an Agreement entered into between the registered owner and the Company dated . Copies of such Plan and Agreement are on file at the principal office of the Company."

                  (d) CUSTODY. The Committee may require that any stock certificates evidencing such shares be held in custody by the Company or of a third party until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock Award, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

         7.3. Restrictions and Conditions on Restricted Stock Awards. The shares of Restricted Stock awarded pursuant to this Plan shall be subject to Article XIII and the following restrictions and conditions:

                  (a) RESTRICTION PERIOD; VESTING AND ACCELERATION OF VESTING.
         (i) The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under this Plan during a period set by the Committee (the "Restriction Period") commencing with the date of such Award, as set forth in the Restricted Stock Award agreement and such agreement shall set forth a vesting schedule and any events which would accelerate vesting of the shares of Restricted Stock. Within these limits, based on service, attainment of objective performance goals established pursuant to Section 7.3(a)(ii) and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock Award and/or waive the deferral limitations for all or any part of any Restricted Stock Award.

                           (ii) PERFORMANCE GOALS, FORMULAE OR STANDARDS (THE "PERFORMANCE GOALS"). If the lapse of restrictions is based on the attainment of objective Performance Goals, the Committee shall establish the objective Performance Goals and the applicable vesting percentage of the Restricted Stock Award applicable to each Participant or class of Participants in writing prior to the beginning of the applicable fiscal year or at such later date as otherwise determined by the Committee and while the outcome of the Performance Goals is substantially uncertain. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar events or circumstances. With regard to a Restricted Stock Award that is intended to comply with Section 162(m) of the Code, to the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable Performance Goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto.

                  (b) RIGHTS AS STOCKHOLDER. Except as provided in this Section 7.3(b) and Section 7.3(a) and as otherwise determined by the Committee, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock including, without limitation, the right to receive any dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares. The Committee may, in its sole discretion, determine at the time of grant that the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period.

                  (c) LAPSE OF RESTRICTIONS. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant, except as otherwise required by applicable law.


                                  ARTICLE VIII.

                            STOCK APPRECIATION RIGHTS

         8.1. Tandem Stock Appreciation Rights. A Tandem Stock Appreciation Right may be granted in conjunction with all or part of any Stock Option (a "Reference Stock Option") granted under this Plan. In the case of a Tandem Stock Appreciation Right which is granted in conjunction with a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of a Tandem Stock Appreciation Right which is granted in conjunction with an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option. Consultants shall not be eligible for a grant of Tandem Stock Appreciation Rights granted in conjunction with all or part of an Incentive Stock Option.

         8.2. Terms and Conditions of Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including Article XIII and the following:

                  (a) TERM. A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until and then only to the extent the exercise or termination of the Reference Stock Option causes the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.

                  (b) EXERCISABILITY. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of
         Article VI and this Article VIII.

                  (c) METHOD OF EXERCISE. A Tandem Stock Appreciation Right may be exercised by an optionee by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 8.2. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Stock Appreciation Rights have been exercised.

                  (d) PAYMENT. Upon the exercise of a Tandem Stock Appreciation Right a Participant shall be entitled to receive up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock over the option price per share specified in the Reference Stock Option multiplied by the number of shares in respect of which the Tandem Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

                  (e) DEEMED EXERCISE OF REFERENCE STOCK OPTION. Upon the exercise of a Tandem Stock Appreciation Right, the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Article IV of the Plan on the number of shares of Common Stock to be issued under the Plan.

         8.3.   Non-Tandem   Stock   Appreciation   Rights.   Non-Tandem   Stock
Appreciation Rights may also be granted without reference to any Stock Options granted under this Plan.

         8.4. Terms and Conditions of Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including Article XIII and the following:

                  (a) TERM. The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee, but shall not be greater than ten (10) years after the date the right is granted.

                  (b) EXERCISABILITY. Non-Tandem Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any such right is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitation on the exercisability at any time at or after grant in whole or in part (including, without limitation, that the Committee may waive the installment exercise provisions or accelerate the time at which rights may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

                  (c) METHOD OF EXERCISE. Subject to whatever installment exercise and waiting period provisions apply under subsection (b) above, Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time during the option term, by giving written notice of exercise to the Company specifying the number of Non- Tandem Stock Appreciation Rights to be exercised.

                  (d) PAYMENT. Upon the exercise of a Non-Tandem Stock Appreciation Right a Participant shall be entitled to receive, for each right exercised, up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock on the date the right is exercised over the Fair Market Value of one share of Common Stock on the date the right was awarded to the Participant.

         8.5. Exercise of Tandem and Non-Tandem Stock Appreciation Rights. A Participant required to file reports under Section 16(a) of the Exchange Act with respect to securities of the Company may exercise his or her Stock Appreciation Right, provided, that solely to the extent required by Section 16 of the Exchange Act, it is made during any period in which such election or exercise may be made under the applicable provisions of Rule 16b-3.

         8.6. Limited Stock Appreciation Rights. The Committee may, in its sole discretion, grant Limited Stock Appreciation Rights. Limited Stock Appreciation Rights may be exercised only upon the occurrence of a Change in Control or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter. Upon the exercise of Limited Stock Appreciation Rights, except as otherwise provided in an Award agreement, the Participant shall receive in cash or Common Stock, as determined by the Committee, an amount equal to the amount (1) set forth in Section 8.2(d) with respect to Tandem Stock Appreciation Rights or (2) set forth in Section 8.4(d) with respect to Non-Tandem Stock Appreciation Rights.



                                   ARTICLE IX.

                               PERFORMANCE SHARES

         9.1. Award of Performance Shares. Performance Shares may be awarded either alone or in addition to other Awards granted under this Plan. The Committee shall, in its sole discretion, determine the Eligible Employees and Consultants to whom and the time or times at which such Performance Shares shall be awarded to any person, the duration of the period (the "Performance Period") during which, and the conditions under which, a Participant's right to

Performance Shares will be vested and the other terms and conditions of the Award in addition to those set forth in Section 9.2.

         Each Performance Share awarded shall be referenced to one share of Common Stock. Except as otherwise provided herein, the Committee shall condition the right to payment of any Performance Share Award upon the attainment of objective Performance Goals established pursuant to Section 9.2(c) below and such other nonperformance based factors or criteria as the Committee may determine in its sole discretion.

         9.2. Terms and Conditions. The prospective Participant selected to receive Performance Shares shall not have any rights with respect to such Awards, unless and until such Participant has delivered a fully executed copy of a Performance Share Award agreement evidencing the Award to the Company and has otherwise complied with Article XIII hereof and the following terms and conditions:

                  (a) EARNING OF PERFORMANCE SHARE AWARD. At the expiration of the applicable Performance Period, the Committee shall determine the extent to which the Performance Goals established pursuant to Section 9.2(c) are achieved and the percentage of each Performance Share Award that has been earned.

                  (b) PAYMENT. Following the Committee's determination in accordance with Section 9.2(a), shares of Common Stock or, as determined by the Committee in its sole discretion, the cash equivalent of such shares shall be delivered to the Participant, in an amount equal to such individual's earned Performance Share Award. Notwithstanding the foregoing, the Committee may, in its sole discretion, and to the extent applicable and permitted under Section 162(m) of the Code, award an amount less than the earned Performance Share Award and/or subject the payment of all or part of any Performance Share Award to additional vesting and forfeiture conditions as it deems appropriate.

                  (c) PERFORMANCE GOALS, FORMULAE OR STANDARDS (THE "PERFORMANCE GOALS"). The Committee shall establish the objective Performance Goals for the earning of Performance Shares based on a Performance Period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance Goals is substantially uncertain. Such Performance Goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar events or circumstances. To the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable Performance Goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto.

                  (d) DIVIDENDS AND OTHER DISTRIBUTIONS. At the time of any Award of Performance Shares, the Committee may, in its sole discretion, award an Eligible Employee or Consultant the right to receive the cash value of any dividends and other distributions that would have been received as though the Eligible Employee or Consultant had held each share of Common Stock referenced by the earned Performance Share Award from the last day of the first year of the Performance Period until the actual distribution to such Participant of the related share of Common Stock or cash value thereof. Such amounts, if awarded, shall be paid to the Participant as and when the shares of Common Stock or cash value thereof are distributed to such Participant and, at the discretion of the Committee, may be paid with interest from the first day of the second year of the Performance Period until such amounts and any earnings thereon are distributed. The applicable rate of interest shall be determined by the Committee in its sole discretion; provided, that for each fiscal year or part thereof, the applicable interest rate shall not be greater than a rate equal to the four-year U.S. Government Security rate on the first day of each applicable fiscal year.


                                   ARTICLE X.

                                PERFORMANCE UNITS

         10.1. Awards of Performance Units. Performance Units may be awarded either alone or in addition to other Awards granted under this Plan. The Committee shall, in its sole discretion, determine the Eligible Employees and Consultants to whom and the time or times at which such Performance Units shall be awarded to any person, the duration of the period (the "Performance Cycle") during which, and the conditions under which, a Participant's right to Performance Units will be vested and the other terms and conditions of the Award in addition to those set forth in Section 10.2.

         Performance Units shall be awarded in a dollar amount determined by the Committee and shall be converted for calculation purposes of growth in value to a referenced number of shares of Common Stock based on the Fair Market Value of shares of Common Stock at the close of trading on the first business day following the announcement of the annual financial results of the Company for the fiscal year of the Company immediately preceding the fiscal year of the commencement of the relevant Performance Cycle, provided that the Committee may provide that the minimum price for such conversion shall be the Fair Market Value on the date of grant.

         Each Performance Unit shall be referenced to one share of Common Stock. Except as otherwise provided herein, the Committee shall condition the right to payment of any Performance Unit Award upon the attainment of objective Performance Goals established pursuant to Section 10.2(c) and such other nonperformance based factors or criteria as the Committee may determine in its sole discretion. The cash value of any fractional Performance Unit Award subsequent to conversion to shares of Common Stock shall be treated as a dividend or other distribution under Section 10.2(d) to the extent any portion of the Performance Unit Award is earned.

         10.2. Terms and Conditions. A Participant selected to receive Performance Units shall not have any rights with respect to such Awards, unless and until such Participant has delivered a fully executed copy of a Performance Unit Award agreement evidencing the Award to the Company and has otherwise complied with Article XIII and the following terms and conditions:

                  (a) EARNING OF PERFORMANCE UNIT AWARD. At the expiration of the applicable Performance Cycle, the Committee shall determine the extent to which the Performance Goals established pursuant to Section 10.2(c) are achieved and the percentage of each Performance Unit Award that has been earned.

                  (b) PAYMENT. Following the Committee's determination in accordance with Section 10.2 (a), cash and/or shares of Common Stock, as determined by the Committee in its sole discretion, shall be delivered to the Participant, in an amount equal to such individual's earned Performance Unit Award. Notwithstanding the foregoing, the Committee may, in its sole discretion, and to the extent applicable and permitted under Section 162(m) of the Code, award an amount less than the earned Performance Unit Award and/or subject the payment of all or part of any Performance Unit Award to additional vesting and forfeiture conditions as it deems appropriate.

                  (c) PERFORMANCE GOALS, FORMULAE OR STANDARDS (THE "PERFORMANCE GOALS"). The Committee shall establish the objective Performance Goals for the earnings of Performance Units based on a Performance Cycle applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Cycle or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance Goals is substantially uncertain. Such Performance Goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar events or circumstances. To the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable Performance Goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto.

                  (d) DIVIDENDS AND OTHER DISTRIBUTIONS. At the time of any Award of Performance Units, the Committee may, in its sole discretion, award an Eligible Employee or Consultant the right to receive the cash value of any dividends and other distributions that would have been received as though the Eligible Employee or Consultant had held each share of Common Stock referenced by the earned Performance Unit Award from the last day of the first year of the Performance Cycle until the actual distribution to such Participant of the related share of Common Stock or cash value thereof. Such amounts, if awarded, shall be paid to the Participant as and when the shares of Common Stock or cash value thereof are distributed to such Participant and, at the discretion of the Committee, may be paid with interest from the first day of the second year of the Performance Cycle until such amounts and any earnings thereon are distributed. The applicable rate of interest shall be determined by the Committee in its sole discretion; provided, that for each fiscal year or part thereof, the applicable interest rate shall not be greater than a rate equal to the four-year U.S. Government Security rate on the first day of each applicable fiscal year.


                                   ARTICLE XI.

                            OTHER STOCK-BASED AWARDS

         11.1. Other Awards. Other Awards of Common Stock and other Awards that are valued in whole or in part by reference to, or are payable in or otherwise based on, Common Stock ("Other Stock-Based Awards") may be granted either alone or in addition to or in tandem with Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares or Performance Units.

         Subject to the provisions of this Plan, the Committee shall, in its sole discretion, determine the Eligible Employees and Consultants to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, the ability of Participants to defer the receipt of Common Stock pursuant to such Awards and all other conditions of the Awards. The Committee may also provide for the grant of Common Stock under such Awards upon the completion of a specified performance period.

         11.2. Terms and Conditions. Other Stock-Based Awards made pursuant to this Article XI shall be subject to Article XIII and the following terms and conditions:

                  (a) DIVIDENDS. Unless otherwise determined by the Committee at the time of Award, subject to the provisions of the Award agreement and this Plan, the recipient of an Award under this Article XI shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Common Stock covered by the Award, as determined at the time of the Award by the Committee, in its sole discretion.

                  (b) VESTING. Any Award under this Article XI and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award agreement, as determined by the Committee, in its sole discretion.

                  (c) WAIVER OF LIMITATION. The Committee may, in its sole discretion, waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of an Award under this Article XI.

                  (d) PRICE. Common Stock issued on a bonus basis under this
         Article XI may be issued for no cash consideration; Common Stock purchased pursuant to a purchase right awarded under this Article XI shall be priced as determined by the Committee. Subject to Section 4.3, the purchase price of shares of Common Stock may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value.


                                  ARTICLE XII.

                          NON-EMPLOYEE DIRECTOR AWARDS

         12.1. General. The terms of this Article XII shall apply only to Non-Employee Directors who are eligible to elect to receive Common Stock [and Stock Options] in lieu of Retainer Fees or Total Director Fees payable in cash.

         12.2. Non-Employee Director Election. Each Non-Employee Director may elect, in accordance with Section 12.3 below, to receive Awards of Common Stock [or Stock Options] in lieu of receiving (i) cash payment of Retainer Fees, or
(ii) cash payment of Total Director Fees. A Non-Employee Director may not elect to receive Common Stock [or Stock Options] solely in lieu of receiving cash payment of Meeting Fees.

         12.3. Timing and Manner of Election. Any election to receive Common Stock [or Stock Options] as payment of Retainer Fees or Total Director Fees shall be made in writing to the Board prior to the first day of the Company's fiscal year during which the Retainer Fees or Total Director Fees are earned. Each election, which shall be made in a manner as determined by the Board, shall designate (i) whether the election applies to Retainer Fees or Total Director Fees, and (ii) the percentage (in multiples of __%) of the Retainer Fees or Total Director Fees, as applicable, to be awarded in Common Stock [and the percentage to be awarded in Stock Options.] The aggregate percentage designated in the election may not exceed 100% and, if such aggregate percentage is less than 100%, the remaining percentage of the Retainer Fees or Total Director Fees, as applicable, shall be paid in cash.

                  (a) IRREVOCABLE ELECTION. An election under this Article XII is irrevocable and is only valid for the Company's fiscal year following the election. If a new election is not made with respect to any subsequent fiscal year, the Retainer Fees and Meeting Fees earned during such subsequent fiscal year will be paid in cash.

                  (b) MID-YEAR PARTICIPATION. An individual who becomes a Non-Employee Director after the date by which an election would otherwise be required to be made hereunder with respect to a fiscal year may elect to receive an Award during that fiscal year by making an election, in the form required hereunder, within thirty days after the individual becomes a Non-Employee Director and such election shall become effective the first day of the month following the date of the election.

         12.4. Date of Grant. Awards that are attributable to Retainer Fees will be made on the first day of each quarter of the Company's fiscal year. Awards that are attributable to Meeting Fees will be made on the dates of the Board meetings and/or committee meetings with respect to which such Awards relate.

         12.5. Common Stock. On each date of grant, as determined in accordance with Section 12.4 above, each Non-Employee Director shall receive that number of shares of Common Stock determined by dividing (i) the amount of Retainer Fees or Total Director Fees that the Non-Employee Director elected to receive in Common Stock, by (ii) the Fair Market Value of the Common Stock at the time of grant. Common Stock granted under this Article XII shall be subject to the following terms and conditions:

                  (a) FRACTIONAL SHARES. The value of fractional shares of Common Stock shall be paid in cash.

                  (b) PURCHASE PRICE. The purchase price of a share of Common Stock shall be zero to the extent permitted by applicable law, and, ot the extent not so permitted, such purchase price may not be less than par value.

                  (c) LEGENDS. Each Non-Employee Director receiving Common Stock granted under this Article XII shall be issued a stock certificate in respect of such shares of Common Stock. Such certificate shall be registered in the name of the Non-Employee Director and shall bear an appropriate legend, to the extent required by applicable law, as the Company may determine upon advice of counsel, referring to the legal restrictions applicable to such shares. Shares of Common Stock shall be subject to the requirements of Section 17.1.

         [12.6. Stock Options. On each date of grant, as determined in accordance with Section 12.4 above, each Non-Employee Director shall receive that number of Stock Options determined by dividing (i) the amount of Retainer Fees or Total Director Fees that the Non- Employee Director elected to receive in the form of Stock Options, by (ii) the value of one Stock Option on the date of grant as determined in good faith by the Board, based on a Black- Scholes Option pricing model (calculated by an accounting, investment banking or appraisal firm selected by the Board) and such other factors as the Board deems appropriate. Options granted under this Article XII shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with terms of this Plan, as the Board shall deem desirable:

                  (a) FRACTIONAL OPTIONS. Stock Option Awards for fractional shares of Common Stock shall be disregarded.

                  (b)  NON-QUALIFIED  OPTION.  Stock Options  granted under this
         Article XII shall be Non-Qualified Stock Options.

                  (c) OPTION PRICE. The purchase price per share deliverable upon the exercise of an Option granted pursuant to this Section 12.6 shall be 100% of the Fair Market Value of such Common Stock at the time of the grant of the Option, or the par value of the Common Stock, whichever is greater.

                  (d) EXERCISABILITY. Any Option granted under this Article XII shall always be fully vested and exercisable.

                  (e) METHOD FOR EXERCISE. A Non-Employee Director electing to exercise one or more Options shall give written notice of exercise to the Company specifying the number of shares to be purchased. Common Stock purchased pursuant to the exercise of Options shall be paid for at the time of exercise in cash or by delivery of unencumbered Common Stock owned by the Non-Employee Director or a combination thereof or by such other method as approved by the Board.

                  (f) OPTION TERM. If not previously exercised each Option shall expire upon the fifth anniversary of the date of the grant thereof.]



                                  ARTICLE XIII.

                     NON-TRANSFERABILITY AND TERMINATION OF
                            EMPLOYMENT/CONSULTANCY PROVISIONS


         13.1. No Stock Option, Stock Appreciation Right, Performance Share, Performance Unit or Other Stock-Based Award shall be Transferred by the Participant otherwise than by will or by the laws of descent and distribution. All Stock Options and all Stock Appreciation Rights shall be exercisable, during the Participant's lifetime, only by the Participant. Tandem Stock Appreciation Rights may be Transferred, to the extent permitted above, only with the underlying Stock Option. Shares of Restricted Stock under Article VII may not be Transferred prior to the date on which shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses. No Award shall, except as otherwise specifically provided by law or herein, be Transferred in any manner, and any attempt to Transfer any such Award shall be void, and no such Award shall in any manner be used for the payment of, subject to, or otherwise encumbered by or hypothecated for the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such Award, nor shall it be subject to attachment or legal process for or against such person.

         13.2.  Termination  of Employment or Termination  of  Consultancy.  The
following   rules  apply  with  regard  to  the  Termination  of  Employment  or
Termination of Consultancy of a Participant:

                  (a) TERMINATION OF EMPLOYMENT OR TERMINATION OF CONSULTANCY FOR STOCK OPTIONS AND STOCK APPRECIATION RIGHTS.

                           (i) TERMINATION BY REASON OF DEATH. If a
         Participant's Termination of Employment or Termination of Consultancy is by reason of death, any Stock Option or Stock Appreciation Right held by such Participant, unless otherwise determined by the Committee at grant, may be exercised, to the extent exercisable at the Participant's death (or to such greater extent as the Committee, in its sole discretion, shall determine), by the legal representative of the estate, at any time within a period of [one year] from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option or Stock Appreciation Right.

                           (ii) TERMINATION BY REASON OF DISABILITY. If a Participant's Termination of Employment or Termination of Consultancy is by reason of Disability, any Stock Option or Stock Appreciation Right held by such Participant, unless otherwise determined by the Committee at grant, may be exercised, to the extent exercisable at the Participant's termination (or to such greater extent as the Committee, in its sole discretion, shall determine), by the Participant at any time within a period of [one year] from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option or Stock Appreciation Right.

                           (iii) TERMINATION BY REASON OF RETIREMENT. If a Participant's Termination of Employment or Termination of Consultancy is by reason of Retirement, any Stock Option or Stock Appreciation Right held by such Participant, unless otherwise determined by the Committee at grant, shall be fully vested and may thereafter be exercised by the Participant at any time within a period of [one year] from the date of such termination (or to such greater extent as the Committee, in its sole discretion, shall determine), but in no event beyond the expiration of the stated term of such Stock Option or Stock Appreciation Right; provided, however, that, if the Participant dies within such exercise period, any unexercised Stock Option or Non-Tandem Stock Appreciation Right held by such Participant shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of [one year] (or such other period as the Committee may specify at grant or, if no rights of the Participant's estate are reduced, thereafter) from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option or Non- Tandem Stock Appreciation Right.

                           (iv) INVOLUNTARY TERMINATION WITHOUT CAUSE OR TERMINATION FOR GOOD REASON. If a Participant's Termination of Employment or Termination of Consultancy is by involuntary termination without Cause or is for Good Reason, any Stock Option or Stock Appreciation Right held by such Participant, unless otherwise determined by the Committee at grant, may be exercised, to the extent exercisable at termination (or to such greater extent as the Committee, in its sole discretion, shall determine), by the Participant at any time within a period of [90 days] from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option or Stock Appreciation Right.

                           (v) TERMINATION WITHOUT GOOD REASON OR VOLUNTARY RESIGNATION. If a Participant's Termination of Employment or Termination of Consultancy is voluntary but without Good Reason or is due to a voluntary resignation and such termination occurs prior to, or more than 90 days after, the occurrence of an event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause (without regard to any notice or cure period requirements), any Stock Option or Stock Appreciation Right held by such Participant, unless otherwise determined by the Committee at grant, may be exercised, to the extent exercisable at termination (or to such greater extent as the Committee, in its sole discretion, shall determine), by the Participant at any time within a period of [30 days] from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option or Stock Appreciation Right.

                           (vi) TERMINATION FOR CAUSE. Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, if a Participant's Termination of Employment or Termination of Consultancy is for Cause for any reason, any Stock Option or Stock Appreciation Right held by such Participant shall thereupon terminate and expire as of the date of termination. In the event the termination is an involuntary termination without Cause or is a voluntary termination with or without Good Reason within 90 days after occurrence of an event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause (without regard to any notice or cure period requirement), any Stock Option or Stock Appreciation Right held by the Participant at the time of occurrence of the event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause shall be deemed to have terminated and expired upon occurrence of the event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause.

                  (b) TERMINATION OF EMPLOYMENT OR TERMINATION OF CONSULTANCY FOR RESTRICTED STOCK. Subject to the applicable provisions of the Restricted Stock Award agreement and this Plan, upon a Participant's Termination of Employment or Termination of Consultancy for any reason during the relevant Restriction Period, all Restricted Stock still subject to restriction will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.

                  (c) TERMINATION OF EMPLOYMENT OR TERMINATION OF CONSULTANCY FOR PERFORMANCE SHARES AND PERFORMANCE UNITS. Subject to the applicable provisions of the Award agreement and this Plan, upon a Participant's Termination of Employment or Termination of Consultancy for any reason during the Performance Period, the Performance Cycle or other period or restriction as may be applicable for a given Award, the Performance Shares or Performance Units in question will vest (to the extent applicable and to the extent permissible under Section 162(m) of the
         Code) or be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.

                  (d) TERMINATION OF EMPLOYMENT OR TERMINATION OF CONSULTANCY FOR OTHER STOCK- BASED AWARDS. Subject to the applicable provisions of the Award agreement and this Plan, upon a Participant's Termination of Employment or Termination of Consultancy for any reason during any period or restriction as may be applicable for a given Award, the Other Stock-Based Awards in question will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.


                                  ARTICLE XIV.

                          CHANGE IN CONTROL PROVISIONS

         14.1. Benefits. In the event of a Change in Control of the Company, the Participant shall be entitled to the following benefits:

                  (a) Subject to Section 14.1(c), all outstanding Stock Options (other than Stock Options granted to Non-Employee Directors pursuant to Article XII) and any related Tandem Stock Appreciation Rights and Non-Tandem Stock Appreciation Rights granted prior to the Change in Control shall be fully vested and immediately exercisable in their entirety. The Committee, in its sole discretion, may provide for the purchase of any such Stock Options by the Company or Designated Subsidiary for an amount of cash equal to the excess of the Change in Control Price of the shares of Common Stock covered by such Stock Options, over the aggregate exercise price of such Stock Options. For purposes of this Section 14.1, "Change in Control Price" shall mean the higher of (i) the highest price per share of Common Stock paid in any transaction related to a Change in Control of the Company, or (ii) the highest Fair Market Value per share of Common Stock at any time during the 60-day period preceding a Change in Control.

                  (b) The restrictions to which any shares of Restricted Stock granted prior to the Change in Control are subject shall lapse as if the applicable Restriction Period had ended upon such Change in Control. Furthermore, the conditions required for vesting of any invested Performance Units, Performance Shares and/or Other Stock-Based Awards shall be deemed to be satisfied in full upon such Change in Control.

                  (c) Notwithstanding anything to the contrary herein, unless the Committee provides otherwise at grant, no acceleration of exercisability shall occur with respect to an Option if the Committee reasonably determines in good faith, prior to the occurrence of the Change in Control, that the Options shall be honored or assumed, or new rights substituted therefor (each such honored, assumed or substituted option hereinafter called an "Alternative Option"), by a Participant's employer (or the parent or a subsidiary of such employer) immediately following the Change in Control, provided that any such Alternative Option must comply with the following criteria, such compliance to be determined in the sole discretion of the Committee prior to the date of Change of Control:

                           (i) the Alternative Option must be based on stock which is traded on an established securities market, or which will be so traded within 30 days following the Change in Control;

                           (ii) the Alternative Option must provide such Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Option, including, but not limited to, an identical or better exercise schedule; and

                           (iii) the Alternative Option must have economic value substantially equivalent to the value of such Option (determined at the time of the Change in Control).

                  For purposes of Incentive Stock Options, any assumed or substituted Option shall comply with the requirements of Treasury regulation ss. 1.425-1 (and any amendments thereto).

                  In no event shall this Section 14.1(c) apply to Stock Options granted to Non- Employee Directors.

         14.2. Change in Control. A "Change in Control" shall be deemed to have occurred:

                  (a) upon any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock), becoming the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities;

                  (b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in Section 14.2(a), (c), or (d) or a director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;

                  (c) upon the merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

                  (d) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets other than the sale of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least 50% or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale.


                                   ARTICLE XV.

                      TERMINATION OR AMENDMENT OF THE PLAN

         15.1. Termination or Amendment. Notwithstanding any other provision of this Plan, the Board may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in this Article XV), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the stockholders of the Company in accordance with the laws of the State of Delaware, to the extent required by the applicable provisions of Section 162(m) of the Code, or with respect to Incentive Stock Options, Section 422 of the Code, no amendment may be made which would (i) increase the aggregate number of shares of Common Stock that may be issued under this

Plan; (ii) increase the maximum individual Participant limitations for a fiscal year under Section 4.1(b); (iii) change the classification of employees, consultants and non-employee directors eligible to receive Awards under this Plan; (iv) decrease the minimum option price of any Stock Option; (v) extend the maximum option period under Section 6.3; (vi) change any rights under this Plan with regard to Non-Employee Directors; or (vii) materially alter the performance criteria for the Award of Restricted Stock, Performance Shares or Performance Units as set forth in Exhibit A; or (viii), require stockholder approval in order for this Plan to continue to comply with the applicable provisions of
Section 162(m) of the Code or, with respect to Incentive Stock Options, Section 422 of the Code. In no event may this Plan be amended without the approval of the stockholders of the Company in accordance with the applicable laws of the State of Delaware to increase the aggregate number of shares of Common Stock that may be issued under the Plan (subject to Section 4.2), decrease the minimum option price of any Stock Option, or to make any other amendment that would require stockholder approval under the rules of any exchange or system on which the Company's securities are listed or traded at the request of the Company.

         Except with respect to any Non-Employee Director's election to receive Common Stock [or Stock Options] in lieu of Retainer Fees or Total Director Fees payable in cash pursuant to Article XII, which award shall be final when made, the Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any holder without the holder's consent.


                                  ARTICLE XVI.

                                  UNFUNDED PLAN

         16.1. Unfunded Status of Plan. This Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.


                                  ARTICLE XVII.

                               GENERAL PROVISIONS

         17.1. Legend. The Committee may require each person receiving shares pursuant to an Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by this Plan, the certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on Transfer.

         All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed or any national securities association system upon whose system the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         17.2. Other Plans. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

         17.3. No Right to Employment/Consultancy/Directorship. Neither this Plan nor the grant of any Award hereunder shall give any Participant or other employee or Consultant any right with respect to continuance of employment or consultancy by the Company or any subsidiary, nor shall they be a limitation in any way on the right of the Company or any subsidiary by which an employee is employed or consultant retained to terminate his employment or consultancy, as applicable, at any time. Neither this Plan nor the grant of any Award hereunder shall impose any obligations on the Company to retain any Participant as a director nor shall it impose on the part of any Participant any obligation to remain as a director of the Company.

         17.4. Withholding of Taxes. The Company shall have the right to deduct from any payment to be made to a Participant, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock, or upon making an election under Section 83(b) of the Code, a Participant shall pay to the Company all amounts required by law to be withheld.

         The Committee may, in its sole discretion, permit any such withholding obligation with regard to any Eligible Employee or Consultant to be satisfied by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Subject to the advance approval of the Committee, an Eligible Employee required to file reports under Section 16(a) of the Exchange Act with respect to securities of the Company may elect to have a sufficient number of shares of Common Stock withheld to fulfill such tax obligations only if the election complies with such conditions, if any, as are necessary to prevent the withholding of such shares from being subject to the applicable provisions of Section 16(b) of the Exchange Act. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

         17.5.  Listing and Other Conditions.

                  (a) As long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option with respect to such shares shall be suspended until such listing has been effected.

                  (b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise with respect to shares of Common Stock or Awards, and the right to exercise any Option shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

                  (c) Upon termination of any period of suspension under this
         Section 17.5, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Option.

         17.6. Governing Law. This Plan shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

         17.7. Construction. Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

         17.8. Other Benefits. No Award payment under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its subsidiaries nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

         17.9.   Costs.  The  Company  shall  bear  all  expenses   included  in
administering this Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.

         17.10. No Right to Same Benefits. The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

         17.11. Death/Disability. The Committee may in its discretion require the transferee of a Participant's Award to supply the Company with written notice of the Participant's death or Disability and to supply the Company with a copy of the will (in the case of the Participant's death) or such other evidence as the Committee deems necessary to establish the validity of the Transfer of an Award. The Committee may also require that the transferee agree in writing to be bound by all of the terms and conditions of this Plan.

         17.12. Section 16(b) of the Exchange Act. All elections and transactions under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with
Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of this Plan thereunder.

         17.13. Severability of Provisions. If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

         17.14. Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of the Plan.


                                 ARTICLE XVIII.

                             EFFECTIVE DATE OF PLAN

         The Plan shall become effective upon adoption by the Board and approval of the Plan by the stockholders in accordance with the requirements of the laws of the State of Delaware or such later date as provided in the adopting resolution.


                                  ARTICLE XIX.

                                  TERM OF PLAN

         No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the earlier of the date the Plan is adopted or the date of stockholder approval, but Awards granted prior to such tenth anniversary may extend beyond that date.

                                   ARTICLE XX.

                                  NAME OF PLAN

         This Plan shall be known as the Rose's Stores, Inc. Long Term Stock Incentive Plan.

                     EXHIBIT A TO LONG TERM STOCK INCENTIVE PLAN

         The Performance Goals in respect of the applicable Awards referred to in the Plan granted to Participants, shall be based on one or more of the following criteria: (i) the attainment of certain target levels of, or percentage increase in, pre-tax profit of the Company (or a subsidiary, division or other operational unit of the Company); (ii) the attainment of certain target levels of, or a percentage increase in, after-tax profits of the Company (or a subsidiary, division or other operational unit of the Company); (iii) the attainment of certain target levels of, or a specified increase in, operational cash flow of the Company (or a subsidiary, division or other operational unit of the Company); (iv) the achievement of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in all or a portion of the Company's bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, if any, which may be calculated net of such cash balances and/or other offsets and adjustments as may be established by the Company; (v) the attainment of a specified percentage increase in earnings per share or earnings per share from continuing operation of the Company (or a subsidiary, division or other operational unit of the Company); (vi) the attainment of certain target levels of, or a specified percentages increase in, revenues, net income, earnings before (A) interest, (B) taxes, (C) depreciation and/or (D) amortization, of the Company (or a subsidiary, division or other operational unit of the Company);
(vii) the attainment of certain target levels of, or a specified increase in, return on invested capital or return on investment; (viii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on stockholders' equity of the Company (or any subsidiary, division or other operational unit of the Company; and (ix) the attainment of a certain target level of, or reduction in, selling, general and administrative expense as a percentage of revenue of the Company (or any subsidiary, division or other operational unit of the Company). The criteria listed above for the Company (or any subsidiary, division or other operational unit of the Company) shall be determined in accordance with generally accepted accounting principles consistently applied by the Company, but before consideration of payments to be made pursuant to this Plan.

-------------------------------------------------------------------------------
                                    APPENDIX
-------------------------------------------------------------------------------

                               ROSE'S STORES, INC.
                                      PROXY


         The undersigned appoints R. Edward Anderson and G. Templeton Blackburn, II, and either of them, with power of substitution, to represent and to vote on behalf of the undersigned all of the shares of Rose's Stores, Inc. (the "Corporation") which the undersigned is entitled to vote at the annual meeting of stockholders to be held at the offices of Proskauer Rose Goetz & Mendelsohn LLP, 1585 Broadway, 25th Floor, New York, New York 10036 on Thursday, June 26, 1997 at 9:00 a.m., and at any adjournment or adjournments thereof, hereby revoking all proxies heretofore given with respect to such stock, upon the following proposals more fully described in the notice of, and proxy statement relating to, the meeting (receipt whereof is hereby acknowledged).

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 and 4.

         1.       ELECTION OF DIRECTORS

                  [ ]      FOR all nominees listed below except      [ ]      WITHHOLD AUTHORITY to vote for
                           as marked to the contrary below                    all nominees listed below



 Jack L. Howard, Warren G. Lichtenstein, Harold Smith, and N. Hunter Wyche, Jr.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)



         2. PROPOSAL TO AMEND THE CORPORATION'S CERTIFICATE OF INCORPORATION to restrict certain transfers of the Corporation's securities in order to help assure that the Corporation's substantial tax benefits (in the form of net operating loss carryforwards) will continue to be available to offset future taxable income.

                  _____           ____                _____
                  _____    FOR    ____     AGAINST    _____    ABSTAIN


         3.        PROPOSAL TO APPROVE THE CORPORATION'S LONG TERM STOCK
                   INCENTIVE PLAN.


                   ____           ____                 ____
                   ____    FOR    ____    AGAINST      ____    ABSTAIN



         4. PROPOSAL TO CONFIRM THE APPOINTMENT OF KPMG PEAT MARWICK LLP as the independent auditors of the Corporation

                   ____          _____                 _____
                   ____   FOR    _____    AGAINST      _____   ABSTAIN

         5. IN THEIR DISCRETION UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.

         Please sign exactly as your name appears on your stock certificate(s). When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                      Signature


                      Signature if held jointly

                      Dated:                                          , 1997

                      Please return in the enclosed postage paid envelope. THIS PROXY IS SOLICITED ON BEHALF OF
                      THE BOARD OF DIRECTORS.